__________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.        )
_________________________
Filed by the Registrant         ☑
Filed by a Party other than the Registrant       ☐
Check the appropriate box:
☐      Preliminary Proxy Statement
☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑      Definitive Proxy Statement
☐      Definitive Additional Materials
☐      Soliciting Material under §240.14a-12
ESAB CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☑      No fee required
☐      Fee paid previously with preliminary materials
☐      Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11
__________________________________________________
Proxy Statement
and
Notice of Annual Meeting
May 8, 2026 at 3:00 p.m. Eastern Time

Notice of 2026 Annual Meeting of Stockholders
Friday, May 8, 2026
3:00 p.m. Eastern Time
Via live webcast at
www.virtualshareholdermeeting.com/ESAB2026
To Our Stockholders:
Notice is hereby given that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of ESAB Corporation
("ESAB" or the "Company") will be held via live webcast at www.virtualshareholdermeeting.com/ESAB2026 on
Friday, May 8, 2026 at 3:00 p.m. Eastern Time, for the following purposes:
1.To elect the nine members of the Board of Directors named in the attached proxy statement;
2.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.To approve the compensation of our named executive officers on an advisory basis (“Say-on-Pay”); and
4.To consider any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof.
The accompanying proxy statement describes the matters to be considered at the Annual Meeting. Only stockholders of record at the close of business on March 18, 2026 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof.
We are pleased to take advantage of the Securities and Exchange Commission (the "SEC") rules that allow us to furnish our proxy materials and our annual report to stockholders on the Internet. We believe that posting these materials on the
Internet enables us to provide our stockholders with the information that they need more quickly, while lowering our costs of printing and delivery and reducing the environmental impact of our Annual Meeting.
We are holding the Annual Meeting in a virtual-only format this year. We believe that this is the right choice for ESAB and its stockholders, as it provides expanded stockholder access, improves communications and alleviates the environmental impact of traveling to an in-person meeting. To attend, participate in, and vote during the Annual Meeting and view the list of stockholders of record, stockholders of record must go to the meeting website at www.virtualshareholdermeeting.com/
ESAB2026 and enter the control number found on their proxy card or Notice of Internet Availability of Proxy Materials (the
“Notice”). If you are a beneficial stockholder who owns common stock in street name, meaning through a bank, broker or other nominee, and your voting instruction form or Notice indicates that you may vote those shares through the
www.proxyvote.com website, then you may attend, participate in, and vote during the Annual Meeting and view the list of stockholders of record using the 16-digit control number indicated on that voting instruction form or Notice. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual
Meeting.
As a stockholder of ESAB, your vote is important. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote your shares at your earliest convenience and thank you for your continued support of ESAB Corporation.
Dated: March 27, 2026
By Order of the Board of Directors
Lauren Wansor Galbraith
Corporate Secretary

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2026 Proxy Statement

PROXY SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.
Annual Meeting of Stockholders

Date and Time:	Friday, May 8, 2026 at 3:00 p.m., Eastern Time
Location:	Via live webcast at www.virtualshareholdermeeting.com/ESAB2026
Record Date:	March 18, 2026
Company Overview
ESAB Corporation is a focused premier industrial compounder. We provide our partners with advanced equipment, consumables, gas control equipment, robotics and digital solutions. Our rich history of innovative products, workflow solutions and business system, ESAB Business Excellence ("EBXai"), enables our purpose of Shaping the world we
imagineTM. ESAB Corporation is based in North Bethesda, Maryland and employs approximately 10,300 associates and serves customers in approximately 150 countries.
Availability of Proxy Materials – Use of Notice and Access
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 8,
2026: Our Annual Report to Stockholders and this Proxy Statement are available at www.proxyvote.com.
Pursuant to the “notice and access” rules adopted by the SEC, we have elected to provide stockholders access to our proxy materials primarily over the internet. Accordingly, on March 27, 2026, we first sent a Notice of Internet Availability of Proxy
Materials (the “Notice”) to our stockholders entitled to vote at the Annual Meeting as of the close of business on March 18,
2026, the record date of the meeting. The Notice includes instructions on how to access our proxy materials over the internet and how to request a printed copy of these materials. In addition, by following the instructions in the Notice, stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.
Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site.
Your election to receive proxy materials by e-mail will remain in effect until you terminate it.
Who May Vote
You may vote if you were a stockholder of record at the close of business on March 18, 2026, the record date.

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2026 Proxy Statement

How to Cast Your Vote
You can vote by any of the following methods:

Via the internet (www.proxyvote.com) through May 7, 2026;

By telephone (1-800-690-6903) through May 7, 2026;

By completing, signing and returning your proxy by mail in the envelope provided or to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NJ 11717, by May 7, 2026; or

Via virtual attendance and voting at the Annual Meeting. To attend the Annual Meeting, you must go to the meeting website at www.virtualshareholdermeeting.com/ESAB2026 and enter your control number. Once admitted, you may vote by following the instructions available on the meeting website. If you are a beneficial stockholder who owns shares in street name and have questions about your control number or how to obtain one, please contact the bank, broker or other nominee who holds your shares.

If you are a beneficial stockholder who owns your shares in street name, the availability of online or telephone voting may depend on the voting procedures of the organization that holds your shares.

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2026 Proxy Statement

Voting Matters
We are asking you to vote on the following proposals at the Annual Meeting:

Proposal	Board Vote Recommendation
Proposal 1: Election of Directors (page 12)	FOR each director nominee
Proposal 2: Ratification of the appointment of the independent registered accounting firm (page 29)	FOR
Proposal 3: Approval on an advisory basis of our named executive officer compensation (page 73)	FOR
Board and Governance Highlights
Our Board of Directors (the "Board") recognizes that enhancing and protecting long-term value for our stockholders requires a robust framework of corporate governance. The Company’s corporate governance framework includes:
■All directors and director nominees are independent with the exception of our President and Chief Executive Officer
■Majority vote for directors in uncontested elections with director resignation policy
■Active Board oversight of strategy, risk management and environmental, social and governance matters
■No “overboarded” directors under the limits set forth in our Corporate Governance Guidelines
■Annual election of all directors
■Rigorous stock ownership requirements for officers and directors
■Robust anti-hedging, anti-pledging and clawback policies

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2026 Proxy Statement

Board of Directors Nominees (page 12)
The following table provides summary information about each director nominee:

Name	Age	Director Since	Occupation	Independent	Committee Memberships	Other Public Boards
Mitchell P. Rales	69	2022	Chairman of the Executive Committee, Danaher Corporation		None	Danaher Corporation
Shyam P. Kambeyanda	55	2022	President and Chief Executive Officer, ESAB Corporation		None	Veralto Corporation
Melissa Cummings	50	2022	Former Executive Vice President, Strategic Marketing, Westinghouse Electric Company		Audit	None
Rhonda L. Jordan	68	2022	Former President, Global Health & Wellness, and Sustainability, Kraft Foods Inc.		Compensation (Chair) Nominating	Ingredion, Inc.
Robert S. Lutz	68	2022	Former Senior Vice President, Finance and Former Chief Accounting Officer, Danaher Corporation		Audit (Chair)	None
Dr. Sébastien Martin	34	2026	Associate Professor of Operations, Kellogg School of Management at Northwestern University		Audit	None
Stephanie M. Phillipps	74	2022	Former Partner, Arnold & Porter		Compensation	None
Didier Teirlinck	69	2022	Former Executive Vice President, Climate Segment, Ingersoll Rand		Audit	None
Rajiv Vinnakota	55	2022	President, Institute for Citizens & Scholars		Nominating (Chair) Compensation	Enovis Corporation

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2026 Proxy Statement

Our nine director nominees have diverse backgrounds, skills and experiences, which the Board believes contributes to the effective oversight of the Company. The following charts summarize the diverse skills and experience of our Board members:

Tenure
10 years
Average Tenure
0-5 years
89%
INDEPENDENT
5-10 years
10+ years
Tenure includes service on Enovis Corporation's Board of Directors prior to the separation of ESAB Corporation from Enovis, if applicable.
Age
60.8
Average Age
30-60
60+

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2026 Proxy Statement

Current or former CEO, CFO or COO
3/9
Other public company board
experience
6/9
Broad international experience
7/9
Extensive M&A or capital markets
experience
4/9
Diverse (female or racially/ethnically
diverse)
5/9
Organizational management, human
capital and leadership development
experience
5/9
Related industry/manufacturing
experience
6/9
Sales/marketing experience
3/9
Technology/IT experience
3/9
Innovation experience
6/9
Finance, accounting or risk
management experience
3/9
In accordance with the Company’s Amended and Restated Bylaws (the “Bylaws”), each director nominee must receive more votes cast for than against his or her nomination for election or re-election in order to be elected or re-elected to the Board.
Our Corporate Governance Guidelines provide that incumbent directors nominated for election by the Board are required to tender, prior to the mailing of the relevant proxy statement, a conditional, irrevocable letter of resignation to the Board. In the event that a nominee for director does not receive the required vote for re-election at the Annual Meeting, the Board will promptly consider whether to accept or reject the conditional resignation of that nominee, or whether other action should be taken. The Board will then take action within 90 days following the certification of election results and will promptly disclose its decision by filing a Current Report on Form 8-K with the SEC.

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2026 Proxy Statement

Our Approach to Sustainability
Sustainable Business Practices Align with Our Purpose, Values and Long-Term
Strategy
Our sustainability program is organized around identifying, assessing and managing on an ongoing basis the environmental, social and governance factors that are relevant to our long-term financial performance. Our program is grounded in our
Purpose, Shaping the world we imagineTM, and Values. We believe the progress we make today makes the world we imagine possible.

Protecting Our
Environment
Committed to
establishing energy
reduction targets
Health & Safety
Responsibility
Partnering with
associates to improve
health and safety
Empowered
Associates
Attract, support
and retain
extraordinary
people
Eco-Friendly
Products
Improved
sustainability and
environmental
impact
Community
Investment
Supporting
charitable causes
& community
involvement

■Committed to
reducing our absolute
Scope 1 and Scope 2
greenhouse gas
emissions by 50% by
2035 as compared to
2022
■Implementing energy
efficiency projects and
increasing use of
renewable resources
in operations
■2025 total recordable
incident rate of 0.42,
which is significantly
better than industry
averages
■Regular report to
Board on safety and
performance metrics
■Integrated talent
development
program to help
ensure every voice
is valued
■Recognized as a top
work place by
independent third
parties across the
world
■New ESAB products
meet European
Ecodesign standards
■Substantial use of
recycled steel and
focused on further
increases to
renewable resources
■Contributing
positively to our
local communities
■Providing vocational
opportunities and
training globally
■Recognized for
local corporate
responsibility
activities
Responsible business practices are a fundamental part of our Company. We believe corporate responsibility is a driver of value creation for our business and stakeholders and critical to our long-term success. In addition, we believe an appropriately tailored sustainability program can help mitigate risk and create value as well as reinforce and strengthen our core Values. We approach corporate responsibility and sustainability as a journey without a finite endpoint.

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2026 Proxy Statement

Environment

The progress we make today makes the world we imagine possible.
■We are committed to reducing our absolute Scope 1 and Scope 2 greenhouse gas emissions by 50% by 2035 as compared to 2022.
■We are implementing energy efficiency projects at many of our major manufacturing sites to reduce our energy consumption, boost efficiency and maximize each kilowatt hour.
■We are utilizing renewable resources at our facilities in alignment with the strategy developed through a comprehensive renewable energy mapping project.
■We incorporate recycled materials into our finished products where feasible. The primary raw materials used in the production of welding consumables—steel, aluminum, copper and brass—often incorporate recycled materials.
■Our new product introductions in 2025 continued to prioritize improved safety and efficiency, with many of our products designed to reduce waste of resources, such as consumables and gas, while protecting the user against human error.

Social

We empower our associates to shape their world.
■The health and safety of our associates is one of our top priorities. Our total recordable incident rate was 0.42 as of
December 31, 2025, which is significantly lower than industry averages.
■Our integrated talent development program is designed to attract and retain extraordinary people and help ensure every voice is valued. We were recognized as a top place to work in 2025 by independent third parties across the globe.
■We believe shaping a better future requires investment in the communities where our associates live and work and where we do business. We encourage our associates to make positive contributions, through financial gifts and volunteerism, in the community. We are committed to strengthening professional opportunities for the next generation of welders. From sponsoring welding schools across the world to equipment donations to third party welding programs, we invested in workplace development within our industry.
■We have publicly stated our commitment to respecting human rights across all of our business operations in accordance with the Universal Declaration of Human Rights, the United Nations Guiding Principles on Business and
Human Rights and the International Labour Organization Declaration on Fundamental Principles and Rights at
Work.

Without limiting the foregoing, we do not utilize or permit: ■Child labor, ■Forced labor or ■Other abusive or unsafe working conditions.

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2026 Proxy Statement

Governance

We are committed to shaping our world through responsible corporate governance by taking sustainability-related risks and opportunities into account in our strategic decision-making.
■The Board exercises oversight over environmental, social and governance matters at the full Board level and through its committees. Sustainability matters are managed and monitored by senior management throughout the year.
•Under its charter, our Nominating and Corporate Governance Committee is expressly tasked with reviewing the
Company’s undertakings with respect to environmental, social and governance matters, including our role as a corporate citizen and policies and programs relating to health, safety and sustainability matters.
•Our Compensation and Human Capital Management Committee has direct oversight of our strategies and policies related to human capital management including with respect to matters such as corporate culture, talent development and retention.
•Our Audit Committee oversees our policies with respect to risk assessment and risk management, including risks related to the Company’s financial statements and financial reporting processes and information technology and cybersecurity. The Audit Committee also oversees the Company’s compliance with legal and regulatory requirements and its ethics program, including our Code of Business Conduct.
■We hold ourselves to the highest standards and we expect the same of our business partners. We have adopted a framework of policies which set forth our requirements for our business partners, including a Code of Conduct for
Business Partners, Anti-Slavery and Human Trafficking Statement, Humans Rights Policy and Conflict Minerals Policy,
among others.
■We maintain a global ethics hotline, available 24 hours a day, seven days a week via internet or phone, for any employee, supplier or business partner to ask questions, report violations or raise concerns without fear of retaliation.
■ESAB is committed to protecting the security and integrity of its products, data and systems. We expect all ESAB associates to use the Company’s technology resources responsibly and in compliance with all ESAB policies and applicable laws and regulations.

Auditor Ratification (page 29)
We are asking our stockholders to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026. Below is summary information about fees paid to Ernst & Young LLP for services provided in 2025 and 2024:

Fee Category (fees in thousands)	2025	2024
Audit Fees	$6,015	$5,807
Audit-Related Fees	207	262
Tax Fees	73	44
All Other Fees	—	—
TOTAL	$6,295	$6,113

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2026 Proxy Statement

Executive Compensation (page 51)
We strive to create a compensation program for our associates, including our executives, that provides a compelling and engaging opportunity to attract, retain and motivate the industry’s best talent. We believe this results in performance-driven leadership that is aligned to achieve our financial and strategic objectives with the intention to deliver superior long-term returns to our stockholders. Our compensation program includes the following key features:
■We directly link rewards to performance and foster a team-based approach by setting clear objectives that, if achieved, we believe will contribute to our overall success;
■We emphasize long-term stockholder value creation by using performance-based restricted stock units (“PRSUs”) and stock options, in combination with a robust stock ownership policy, to deliver long-term compensation incentives while minimizing risk-taking behaviors that could negatively affect long-term results;
■We set annual incentive plan operational and financial performance targets based on the results of our Board’s strategic planning process and corporate budget, and provide payouts that vary significantly from year-to-year based on the achievement of those targets; and
■We believe the design of our overall compensation program, as well as our internal controls and policies, serve to limit excessive risk-taking behavior, as described further on page 43.
Say-on-Pay: Advisory Vote to Approve the Compensation of our Named
Executive Officers (page 73)
We are asking our stockholders to approve on an advisory basis the compensation of our named executive officers. We believe our compensation programs and practices are appropriate and effective in implementing our compensation philosophy, and our focus remains on linking compensation to performance while aligning the interests of management with those of our stockholders.
Although the Say-on-Pay vote is advisory, our Compensation and Human Capital Management Committee and Board will take into consideration the outcome of the vote in establishing our compensation philosophy and making future compensation decisions. At our 2025 Annual Meeting of Stockholders, 96% of the votes cast supported our Say-on-Pay proposal.

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2026 Proxy Statement

About ESAB Corporation
ESAB Corporation is a focused premier industrial compounder. We provide our partners with advanced equipment, consumables, gas control equipment, robotics and digital solutions. Our rich history of innovative products, workflow solutions and our business system, EBXai, enables our purpose of Shaping the world we imagineTM.
Our products are utilized to solve challenges in a wide range of industries, including cutting, joining and automated welding.
Products are marketed under several brand names, most notably ESAB, which we believe is well known in the international welding industry. ESAB’s comprehensive range of welding consumables includes electrodes, cored and solid wires and fluxes using a wide range of specialty and other materials and cutting consumables includes electrodes, nozzles, shields and tips. ESAB’s equipment ranges from portable welding machines to large customized automated cutting and welding systems. ESAB also offers a range of software and digital solutions to help its customers increase their productivity, remotely monitor their welding operations and digitize their documentation. Products are sold into a wide range of global end markets, including general industry, infrastructure, renewable energy, medical and life sciences, transportation, construction and energy. Our sales channels include both independent distributors and direct salespeople that, depending on geography and end market, sell our products to our end users.
EBXai is integral to our operations. EBXai is our culture and includes our values, a comprehensive set of tools and repeatable, teachable processes that we use to drive continuous improvement and create superior value for our customers, stockholders and associates. We believe that our management team’s access to, and experience in, the application of the
EBXai methodology is one of our primary competitive strengths. We have used EBXai to accelerate our growth and improve business performance.
Our principal executive office is located at 909 Rose Avenue, 8th Floor, North Bethesda, Maryland 20852. Our telephone number is (301) 323-9099 and our website is located at www.esabcorporation.com. Our common stock trades on the New
York Stock Exchange ("NYSE") under the ticker “ESAB”.

Forward-Looking Statements and Website Reference
Some of the statements in this Proxy Statement (including the Proxy Summary) that are not historical facts are forward-
looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). We
intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. All statements other than statements of historical fact are statements that could be deemed to be forward-looking statements, including statements of goals, commitments and intent.
These forward-looking statements are subject to a number of risks and uncertainties and actual results or outcomes could differ materially from the results, developments and business decisions contemplated by our forward-looking statements due to numerous factors, including, but not limited to those set forth in our Annual Report on Form 10-K for the year ended
December 31, 2025, which is included in the Annual Report to Stockholders that accompanies this Proxy Statement.
Website references throughout this Proxy Statement are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this Proxy Statement. In addition, historical, current and forward-looking sustainability, environmental, social, governance and other-related statements may be based on standards of measurement and performance that are still developing or may change or be refined, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future. The inclusion of information related to our environmental, social and governance goals and initiatives is not an indication that such information is material under the standards of the
SEC.

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2026 Proxy Statement

Proxy Statement for Annual Meeting of Stockholders

2026 Annual Meeting
We are furnishing this Proxy Statement (the “Proxy Statement”) in connection with the solicitation by the Board of ESAB
Corporation (hereinafter, “ESAB,” “we,” “us” and the “Company”) of proxies for use at the 2026 Annual Meeting of
Stockholders (the “Annual Meeting”) to be held on Friday, May 8, 2026, at 3:00 p.m. Eastern Time, and at any adjournments or postponements thereof. The Board has made this Proxy Statement and the accompanying Notice of Annual Meeting available on the internet. We first made these materials available to the Company’s stockholders entitled to vote at the
Annual Meeting on March 27, 2026.
Proposal 1: Election of Directors
As of the Annual Meeting, we will have completed the declassification of our Board and, commencing at the Annual Meeting, all of our directors will stand for election each year for one-year terms. Nine director nominees will stand for election at the
Annual Meeting, each to serve until the next annual meeting of the Company and until his or her successor is duly elected and qualified, or until such director's earlier death, resignation, disqualification or removal. At the recommendation of the
Nominating and Corporate Governance Committee, the Board has nominated the following persons to serve as directors for the term beginning at the Annual Meeting: Melissa Cummings, Rhonda L. Jordan, Shyam P. Kambeyanda, Robert S. Lutz,
Dr. Sébastien Martin, Stephanie M. Phillipps, Mitchell P. Rales, Didier Teirlinck and Rajiv Vinnakota. Each of the director nominees currently serves as a director of ESAB. Ms. Cummings, Mr. Kambeyanda, Mr. Lutz and Mr. Vinnakota were last elected by stockholders at the 2025 Annual Meeting of Stockholders; Ms. Jordan was last elected by stockholders at the
2024 Annual Meeting of Stockholders; and Mr. Rales, Ms. Phillipps and Mr. Teirlinck were last elected by stockholders at the
2023 Annual Meeting of Stockholders. Dr. Martin was appointed to the Board effective January 1, 2026. Dr. Martin was originally recommended to the Board by our non-management directors.
Patrick W. Allender will retire from our Board as of the Annual Meeting and not stand for re-election. The Board wishes to thank Mr. Allender for his long-time service and leadership. Although as of the date of this Proxy Statement the number of directors is fixed at ten, the Board has adopted a resolution that, effective as of the retirement of Mr. Allender at the Annual
Meeting, the size of the Board will be reduced to nine.
Director Qualifications

Nominating Committee Criteria for Board Members
The Nominating and Corporate Governance Committee considers, among other things, the following criteria in selecting and reviewing director nominees:
■personal and professional integrity;
■skills, business experience and industry knowledge useful to the oversight of the Company based on the perceived needs of the Company and the Board at any given time;
■the ability and willingness to devote the required amount of time to the Company’s affairs, including attendance at
Board and committee meetings;
■the interest, capacity and willingness to serve the long-term interests of the Company and its stockholders; and
■the lack of any personal or professional relationships that would adversely affect a candidate’s ability to serve the best interests of the Company and its stockholders.

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2026 Proxy Statement

Pursuant to its charter, the Nominating and Corporate Governance Committee also reviews, among other qualifications, the perspective, broad business judgment and leadership, business creativity and vision and diversity of potential directors, all in the context of the needs of the Board at that time. We believe that Board membership should reflect diversity in its broadest sense, including persons diverse in geography, gender and ethnicity, and we seek qualified directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions.
The Nominating and Corporate Governance Committee seeks out highly qualified candidates with diverse backgrounds, experiences and skills as part of the pool of candidates considered in each director search that our Company undertakes. In addition, the Nominating and Corporate Governance Committee annually considers its effectiveness in achieving these objectives as a part of its assessment of the overall composition of the Board and as part of the annual Board evaluation process described further below, which includes a director skills matrix to identify areas of director knowledge and experience that may benefit the Board in the future. That information is used as a part of the director search and nomination process. The Nominating and Corporate Governance Committee looks for candidates with the expertise, skills, knowledge and experience that, when taken together with that of other members of the Board, will lead to a Board that is effective, collegial and responsive to the needs of the Company and our stockholders. As further discussed below, certain members of our Board have experience with the business systems that are an integral part of our Company culture. In addition, we feel that the familiarity of certain Board members with our business system from their work experiences at Danaher Corporation,
Enovis Corporation and at our Company, combined with meaningful input from varied and sophisticated business backgrounds, provides us with a Board that is both functional and collegial while able to draw on a broad range of expertise in the consideration of complex issues.

Board Member Service
The biographies of each of our director nominees below contain information regarding the experiences, qualifications, attributes or skills that the Nominating and Corporate Governance Committee and the Board considered in determining that the person should serve as a director of the Company. The Board has been informed that all of the nominees listed below are willing to serve as directors, but if any of them should decline or be unable to act as a director, the individuals named in the proxies may vote for a substitute designated by the Board. The Company has no reason to believe that any nominee will be unable or unwilling to serve.

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2026 Proxy Statement

Nominees for Director
The names of each director nominee, their ages as of March 27, 2026, principal occupations, employment and other public company board service during at least the last five years, periods of service as a director of the Company, and the experiences, qualifications, attributes and skills of each nominee or director are set forth below:

MELISSA CUMMINGS
Age: 50 Director since: 2022 INDEPENDENT Committees: ■Audit Key Skills: ■Broad international experience ■Related industry experience ■Sales/marketing experience ■Technology/IT experience ■Innovation experience
Melissa Cummings served as Executive Vice President in several capacities at
Westinghouse Electric Company from June 2020 until June 2023. Most recently, she was Executive Vice President of Strategic Marketing for Westinghouse Electric
Company, a leading energy company where she was responsible for strategy, product management and digital initiatives for nuclear and non-nuclear plant operations products and services, prior to Westinghouse’s acquisition in 2023. Prior to joining Westinghouse, she worked with Signant Healthcare as an executive consultant from December 2019 to June 2020, supporting business profitability, strategic planning and operational transformation efforts. Ms. Cummings previously served as Senior Vice President of Digital Solutions and Services at Baker Hughes
from 2016 to December 2019 and has also held leadership positions with GE and
ABB, driving digital and technology solutions for industrial customers around the world.
Qualifications: Ms. Cummings brings to the Board significant marketing, strategy and innovation experience as a result of her tenure as a senior executive at leading industrial companies. The Company also benefits from her technology innovation expertise, as Ms. Cummings offers an important perspective on cybersecurity as well as digital and technology solutions in industrial sectors.

RHONDA L. JORDAN
Age: 68
Director since: 2022
INDEPENDENT
Committees:
■Compensation and Human
Capital Management (Chair)
■Nominating and Corporate
Governance
Key skills:
■Public company board experience
■Broad international experience
■M&A/capital markets experience
■Organizational/human capital
management experience
■Sales/marketing experience
■Innovation experience

Rhonda L. Jordan served as President, Global Health & Wellness, and
Sustainability for Kraft Foods Inc., a food manufacturing and processing conglomerate, until 2012 and in that role led the development of Kraft’s health &
wellness and sustainability strategies and plans for the company, including marketing, product development, technology, alliances and acquisitions. Prior to being named President, Health & Wellness in 2010, she held positions as
President of Kraft’s Cheese and Dairy business unit and its Grocery unit. She also served as Senior Vice President, Global Marketing of Kraft Cheese and Dairy.
Ms. Jordan is a director of Ingredion Incorporated, where she is chair of the compensation committee, and the private company Bush Brothers & Company, where she is Lead Director. Ms. Jordan served as a director of Enovis Corporation from February 2009 until the Company's separation in 2022.
Qualifications: Ms. Jordan’s management and operations experience within a large, global corporation gives her an important strategic voice in Board deliberations, and her knowledge and decision making with respect to business unit development and sustainable top-line performance makes her a valued member of our Board. Ms. Jordan also brings an important perspective from her service on other public company boards.

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2026 Proxy Statement

SHYAM P. KAMBEYANDA
Age: 55
Director since: 2022
Committees:
■None
Key Skills:
■Senior leadership experience
■Public company board
experience
■Broad international experience
■Organizational/human capital
management experience
■Related industry experience
■Sales/marketing experience
■Innovation experience
■Finance/accounting/risk
management experience

Shyam P. Kambeyanda has been President and Chief Executive Officer of ESAB since May 2016 and was Executive Vice President of Enovis Corporation from
December 2019 until the Company's separation in 2022. As the leader of ESAB,
Mr. Kambeyanda has overseen the growth of the fabrication technology business, expanding ESAB’s global operations, improving financial performance and driving
EBXai throughout the business. Prior to joining Enovis, Mr. Kambeyanda most recently served as the President Americas for Eaton Corporation’s Hydraulics
Group. Mr. Kambeyanda joined Eaton in 1995 and held a variety of positions of increasing responsibility in engineering, quality, e-commerce, product strategy and operations management in the United States, Mexico, Europe and Asia.
Mr. Kambeyanda maintains a keen international perspective on driving growth and business development in emerging markets.  Mr. Kambeyanda also serves on the board of directors and Audit Committee of Veralto Corporation, a global leader in essential water and product quality solutions that was spun off from Danaher
Corporation in October 2023.
Qualifications: As our President and Chief Executive Officer, Mr. Kambeyanda has
a broad understanding of the Company’s business as well as a deep familiarity with
EBXai. Mr. Kambeyanda has demonstrated leadership qualities, knowledge of our operations and industry and a long-term strategic perspective. In addition, he has many years of international and domestic industrial experience, including in sales and innovation.

ROBERT S. LUTZ
Age: 68
Director since: 2022
INDEPENDENT
Committees:
■Audit (Chair)
Key Skills:
■Broad international experience
■M&A/capital markets experience
■Related industry experience
■Finance/accounting/risk
management experience

Robert S. Lutz served in a variety of senior finance roles at Danaher Corporation, a global science and technology company, from 2002 until his retirement on January
1, 2026. Mr. Lutz most recently served in an advisory role as Senior Vice President,
Finance from January 2022 until his retirement. Prior to this role, Mr. Lutz served as
Danaher’s Chief Accounting Officer from March 2003 through December 2021. In that role, Mr. Lutz was responsible for Danaher’s internal and external financial reporting as well as Danaher’s maintenance of internal controls. Prior to being named Chief Accounting Officer, Mr. Lutz was Vice President, Audit & Reporting at
Danaher from 2002 to March 2003. Prior to joining Danaher, Mr. Lutz held various positions, including partner, for more than 20 years at a large international accounting firm.
Qualifications: Mr. Lutz’s responsibility for leading the accounting operations and financial reporting functions of a global, multi-industry publicly-traded company for almost twenty years enables him to bring extensive audit, financial reporting and corporate governance experience to our Board. He also offers a valuable perspective due to his deep experience with the Danaher Business System.

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2026 Proxy Statement

DR. SÉBASTIEN MARTIN
Age: 34 Director since: 2026 INDEPENDENT Committees: ■Audit Key Skills: ■Broad international experience ■Related industry experience ■Technology/IT experience ■Innovation experience
Dr. Sébastien Martin has been an Associate Professor of Operations at the Kellogg
School of Management at Northwestern University, a private research university, since September 2025 and previously served as an Assistant Professor of
Operations at the Kellogg School from September 2020 to September 2025. Dr.
Martin’s research focuses on the interface of large-scale optimization and operations management, with applications to transportation, the gig economy, public sector operations and artificial intelligence. Dr. Martin served as an external advisor to the Company with respect to artificial intelligence from February 2025 until
December 2025. Prior to entering academia, Dr. Martin was a postdoctoral fellow at
Lyft, Inc., a ride-sharing service company.
Qualifications: Dr. Martin's expertise in applying artificial intelligence and advanced technologies to optimize operations brings an innovative and strategic perspective to our Board. He offers valuable insight for driving efficiency and operational excellence, drawing on his experience implementing complex algorithms and artificial intelligence at private and public organizations to improve real-world operations.

MITCHELL P. RALES
Age: 69
Director since: 2022
INDEPENDENT
CHAIRMAN OF THE BOARD
Committees:
■None
Key skills:
■Senior leadership experience
■Public company board experience
■Broad international experience
■M&A/capital markets experience
■Organizational/human capital
management experience
■Related industry experience

Mitchell P. Rales  is a co-founder and has served as a member of the board of directors of Danaher Corporation, a global science and technology company, since
1983, and as Chairman of Danaher’s Executive Committee since 1984. Mr. Rales is also a co-founder of Enovis Corporation and served as a director of Enovis from its founding in 1995 until his retirement from the Enovis Board in May 2023. Mr.
Rales served as a member of the board of directors of Fortive Corporation, a diversified industrial growth company that was spun off from Danaher in 2016, from
2016 to June 2021. He has been a leader in a number of private business entities with interests in manufacturing, technology and high growth companies for over 25 years.
Qualifications: The strategic vision and leadership of Mr. Rales helped create the foundation for our Company. His critical guidance to ESAB facilitates its continued
development and growth. In addition, Mr. Rales helped create the Danaher
Business System, on which EBXai is modeled. As a result of Mr. Rales’ substantial ownership stake in ESAB, he is well-positioned to understand, articulate and advocate for the rights and interests of ESAB’s stockholders.

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2026 Proxy Statement

STEPHANIE M. PHILLIPPS
Age: 74 Director since: 2022 INDEPENDENT Committees: ■Compensation and Human Capital Management Key skills: ■Public company board experience ■M&A/capital markets experience ■Technology/IT experience
Stephanie M. Phillipps was a partner at Arnold & Porter, an international law firm, from 1984 until her retirement in 2019. While at Arnold & Porter, Ms. Phillipps advised wireless, cable, satellite, media and internet service providers on a broad range of transactions, mergers and acquisitions and regulatory issues. She also advised clients on real estate and corporate governance issues. From January
2021 until December 2022, Ms. Phillipps served on the board of directors and nominating and corporate governance committee of Empowerment and Inclusion
Capital I Corp. Ms. Phillipps currently serves as a senior advisor to Grain
Management LLC, Treasurer and board member of the Clara Elizabeth Jackson
Carter Foundation, co-founder and board member of the Harvard Law School
Black Alumni Network and board member of The Ellington Fund and the Ellington
School.
Qualifications: Ms. Phillipps brings to the Board strong experience providing strategic and legal advice to large, global corporations on a variety of complex transactions and corporate governance matters. Ms. Phillipps’s ability to comprehend dynamic business models as well as her substantial experience with mergers and acquisitions, technology-driven transactions and regulatory issues offer key insights to our Board. The Board also benefits from her broad corporate governance experience gained through her service on public and private company boards.

DIDIER TEIRLINCK
Age: 69
Director since: 2022
INDEPENDENT
Committees:
■Audit
Key skills:
■Public company board experience
■Broad international experience
■Organizational/human capital
management experience
■Related industry experience
■Innovation experience
■Finance/accounting/risk
management experience

Didier Teirlinck retired from Ingersoll Rand, a diversified industrial manufacturing company, in September 2018. Prior to his retirement, he was a strategic advisor to the CEO of Ingersoll Rand since 2017, and previously served from November 2013 as executive vice president for Ingersoll Rand’s Climate segment, overseeing climate businesses around the world and enhancing competitive position and market share. After joining Ingersoll Rand in 2005, Mr. Teirlinck served as president of Climate Control in Europe before becoming President of the global Climate
Solutions sector in 2009. Before joining Ingersoll Rand, he was President of Volvo
Construction Equipment’s Compact Business Line worldwide and was previously general manager of DANISCO Flexible Group for southern Europe. Mr. Teirlinck served as a director of Enovis Corporation from September 2017 until the
Company's separation in 2022.
Qualifications: Mr. Teirlinck’s international operating history and wealth of knowledge in the climate sector brings key geographic and market experience to our Board. The Company benefits from his broad experience in sales and corporate responsibility as well as knowledge of manufacturing operations.
Mr. Teirlinck’s long career in industrial environments gives him a unique and valuable perspective with respect to continuous improvement, lean manufacturing and implementing business operating systems. Mr. Teirlinck also has public-
company board experience and a long-term familiarity with our business.

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2026 Proxy Statement

RAJIV VINNAKOTA
Age: 55
Director since: 2022
INDEPENDENT
Committees:
■Nominating and Corporate
Governance (Chair)
■Compensation and Human
Capital Management
Key Skills:
■Senior leadership experience
■Public company board
experience
■Organizational/human capital
management experience
■Innovation experience

Rajiv Vinnakota has served as President of the Institute for Citizens & Scholars
(formerly the Woodrow Wilson National Fellowship Foundation), a 75 year-old non-
profit organization that has played a significant role in shaping higher education, since July 2019. With an expanded mission, Citizens & Scholars is now rebuilding how we develop citizens in our country.  From 2015 to September 2018, he was an
Executive Vice-President at the Aspen Institute, leading a division focused on youth and engagement. Prior to this role, Mr. Vinnakota was the Co-Founder and Chief
Executive Officer of The SEED Foundation, a non-profit educational organization, at which he served from 1997 to 2015. Mr. Vinnakota was the chairman of The SEED
Foundation board from 1997 until 2006.  Prior to co-founding SEED, Mr. Vinnakota was an associate at Mercer Management Consulting.  He was also a trustee of
Princeton University from 2004 until 2007 and a member of the Executive
Committee of the Princeton University board of directors from 2006 to 2007, and he served as the national chairman of Annual Giving at Princeton from 2007 until 2009.
Mr. Vinnakota has served as a director of Enovis Corporation since May 2008 and currently serves as the Chair of Enovis's Nominating and Corporate Governance
Committee and as a member of Enovis's Compensation and Human Capital
Management Committee.
Qualifications: Mr. Vinnakota brings to the Board broad leadership experience in areas such as human capital and organizational management. His experience in the non-profit sector also provides him with valuable perspective on important public policy, societal and economic issues relevant to our Company. Mr. Vinnakota’s engagement with leaders across the non-profit landscape (philanthropists, policymakers, practitioners, researchers and young people ages 14-24) gives him constant understanding of key social issues, ideological debates and educational needs in our society. Mr. Vinnakota also possesses deep governance experience, developed through his service on multiple non-profit boards and governance committees. Mr. Vinnakota’s more than 15 years of service on the Enovis board of directors give him board-level experience on matters such as corporate governance and executive compensation and a deep familiarity of our Company’s history.

Vote Required
The affirmative vote of the holders of a majority of the votes cast (excluding abstentions and broker non-votes) is required for election of each director.
Board Recommendation

The Board unanimously recommends that stockholders vote “FOR” the election of each of the nominees for director listed above.

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2026 Proxy Statement

■CORPORATE GOVERNANCE
Director Independence
Our Corporate Governance Guidelines require that a majority of our Board members be “independent” under the NYSE’s listing standards. In addition, the respective charters of the Audit Committee, Compensation and Human Capital
Management Committee and Nominating and Corporate Governance Committee require that each member of these committees be “independent” under the NYSE’s listing standards (including the additional, heightened independence criteria applicable to Audit and Compensation and Human Capital Management Committee members) and, with respect to the Audit
Committee, under the applicable SEC rules. In order for a director to qualify as “independent,” our Board must affirmatively determine that the director has no material relationship with the Company that would impair the director’s independence.
Our Board undertook its annual review of director independence in February 2026. The Board determined that Mr. Rales,
Mr. Allender, Ms. Cummings, Ms. Jordan, Mr. Lutz, Dr. Martin, Ms. Phillipps, Mr. Teirlinck and Mr. Vinnakota each qualify as
“independent” under the NYSE’s listing standards. In assessing Mr. Rales’ independence in 2026, the Board considered that, although Mr. Rales is a significant stockholder of the Company, he has never served as an employee of the Company and is not otherwise involved in managing the daily business operations of the Company. Accordingly, the Board concluded that Mr. Rales is independent under NYSE’s listing standards. As noted above, Dr. Martin served as an external advisor to the Company from February 2025 until December 2025 and received less than $120,000 in compensation in such role. The
Company terminated this relationship with Dr. Martin prior to him joining the Board. None of the other independent directors nor their immediate family members have within the past three years had any direct or indirect business or professional relationships with the Company other than in their capacity as directors.
The independent members of our Board must hold at least two “executive session” meetings each year without the presence of management. In general, the meetings of independent directors are intended to be used as a forum to discuss such topics as they deem necessary or appropriate. Mr. Rales, as independent Chairman, typically serves as the presiding director of the independent director executive sessions and leads the independent directors during these sessions.
Board of Directors and its Committees
The Board and its committees meet regularly throughout the year, and may also hold special meetings and act by written consent from time to time. The Board held a total of 11 meetings during the year ended December 31, 2025 and acted by written consent one time. During 2025, each of our directors attended at least seventy-five percent of the aggregate Board meetings and meetings of the committees of the Board on which such directors served (during the periods that he or she served). Our Corporate Governance Guidelines request that Board members make every effort to attend our annual meeting of stockholders. All of our directors then serving attended our annual meeting of stockholders in 2025.
The Board has a standing Audit Committee, Compensation and Human Capital Management Committee and Nominating
and Corporate Governance Committee. The charters for the Audit Committee, Compensation and Human Capital
Management Committee and Nominating and Corporate Governance Committee are available on the Company’s website at
www.esabcorporation.com on the Investors page under the Governance tab. These materials also are available in print to any stockholder upon request to: Corporate Secretary, ESAB Corporation, 909 Rose Avenue, 8th Floor, North Bethesda,

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2026 Proxy Statement

Maryland 20852. The Board committees review their respective charters on an annual basis. The Nominating and Corporate
Governance Committee oversees an annual evaluation of the Board and each committee’s operations and performance.

Name	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
Mitchell P. Rales
Shyam P. Kambeyanda
Patrick W. Allender*
Melissa Cummings
Rhonda L. Jordan
Robert S. Lutz
Sébastien Martin
Stephanie M. Phillipps
Didier Teirlinck
Rajiv Vinnakota

Chair
Member
*	Mr. Allender is retiring from the Board at the Annual Meeting.

Audit Committee
Our Audit Committee met seven times during the year ended December 31, 2025. The Audit Committee is responsible, among its other duties and responsibilities, for overseeing our accounting and financial reporting processes, the audits of our financial statements, the qualifications of our independent registered public accounting firm and the performance of our internal audit function and independent registered public accounting firm. The Audit Committee reviews and assesses the qualitative aspects of our financial reporting, processes to manage business and financial risks and compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee is updated periodically on management’s process to assess the adequacy of the Company’s system of internal control over financial reporting, the framework used to make the assessment and management’s conclusions on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm.
The members of our Audit Committee are Mr. Lutz, Chair, Mr. Allender, Ms. Cummings, Dr. Martin and Mr. Teirlinck. Mr.
Allender will step down from the Audit Committee concurrently with his retirement from the Board at the Annual Meeting. The
Board has determined that each of Mr. Allender and Mr. Lutz qualify as an “audit committee financial expert,” as that term is defined under the SEC rules. The Board has determined that each member of our Audit Committee is independent and financially literate under the NYSE’s listing standards and that each member of our Audit Committee is independent under the standards of Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”).

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2026 Proxy Statement

Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee met five times during the year ended December 31, 2025. The
Nominating and Corporate Governance Committee is responsible for recommending candidates for election to the Board. In making its recommendations, the committee will review a candidate’s qualifications and any potential conflicts of interest and assess contributions of current directors in connection with his or her renomination. The committee is also responsible, among its other duties and responsibilities, for making recommendations to the Board or otherwise acting with respect to corporate governance policies and practices, including Board size and membership qualifications, new director orientation, committee structure and membership, related person transactions and communications with stockholders and other interested parties. The Nominating and Corporate Governance Committee is also responsible for reviewing the Company’s undertakings with respect to environmental, social and governance matters, including the Company’s role as a corporate citizen and the Company’s policies and programs relating to health, safety and sustainability matters and coordinates with the other committees of the Board to the extent that any such matters implicate the responsibilities of such committee.
The members of our Nominating and Corporate Governance Committee are Mr. Vinnakota, Chair, Mr. Allender and Ms.
Jordan. Mr. Allender will step down from the Nominating and Corporate Governance Committee concurrently with his retirement from the Board at the Annual Meeting. The Board intends to appoint another independent director to the
Nominating and Corporate Governance Committee prior to Mr. Allender's retirement. The Board has determined that each member of our Nominating and Corporate Governance Committee is independent under the NYSE’s listing standards.

Compensation and Human Capital Management Committee
Our Compensation and Human Capital Management Committee met six times during the year ended December 31, 2025 and acted by written consent one time. The Compensation and Human Capital Management Committee is responsible, among its other duties and responsibilities, for reviewing and, in the Committee’s discretion, recommending to the Board for approval the compensation and benefits of our Chief Executive Officer, determining and approving the compensation and benefits of our other executive officers, monitoring compensation arrangements applicable to our Chief Executive Officer and other executive officers in light of their performance, effectiveness and other relevant considerations and adopting and administering our equity and incentive plans.
The members of our Compensation and Human Capital Management Committee are Ms. Jordan, Chair, Ms. Phillipps and
Mr. Vinnakota. The Board has determined that each member of our Compensation and Human Capital Management
Committee is a “non-employee director” within the meaning of SEC Rule 16b-3, and is independent under the NYSE’s listing standards for directors and compensation committee members.
The Compensation and Human Capital Management Committee annually reviews and approves the corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluates his performance in light of those goals and objectives, and determines his compensation level based on that analysis. The Compensation and Human Capital
Management Committee, in its discretion, then recommends our Chief Executive Officer’s compensation and benefits to the
Board for its approval. The Compensation and Human Capital Management Committee also annually reviews and approves all elements of the compensation of our other executive officers. Our Chief Executive Officer plays a significant role in developing and assessing achievement against the goals and objectives for other executive officers and makes compensation recommendations to the Compensation and Human Capital Management Committee based on these evaluations. The Compensation and Human Capital Management Committee also administers all of the Company’s management incentive compensation plans and equity-based compensation plans. The Compensation and Human Capital
Management Committee makes recommendations to the Board regarding compensation of all executive officer hires, all elements of director compensation, and the adoption of certain amendments to incentive or equity-based compensation plans. The Compensation and Human Capital Management Committee also assists the Board in its oversight of risk related to the Company’s compensation policies and practices applicable to all ESAB associates. Additionally, the Compensation and Human Capital Management Committee periodically reviews the Company’s strategies and policies related to human capital management, including with respect to matters such as corporate culture, talent development, competitive pay, inclusion and retention. For further information on our compensation practices, including a description of our processes and procedures for determining compensation, the scope of the Compensation and Human Capital Management Committee’s

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2026 Proxy Statement

authority and management’s role in compensation determinations, please see the Compensation Discussion and Analysis section of this Proxy Statement, which begins on page 32.
Our Compensation and Human Capital Management Committee engages independent compensation consultants to, among other things, formulate an appropriate peer group to be used by the Compensation and Human Capital Management
Committee and to provide competitive comparison data and for other compensation consulting services as requested by the
Compensation and Human Capital Management Committee. Additional information on the nature of the information and services provided by this independent compensation consultant can be found below in the Compensation Discussion and
Analysis.
During 2025, the Compensation and Human Capital Management Committee considered its engagement with its independent compensation consultant. The Compensation and Human Capital Committee has engaged FW Cook since the
Company's separation from Enovis Corporation. The Committee concluded that it was prudent to initiate a search for an independent compensation consultant to provide a fresh perspective on the Company's executive compensation practices.
Members of the Committee evaluated and interviewed a number of leading independent compensation consultants, including FW Cook. After considering the independence, experience, attributes and other factors of both FW Cook and the other alternatives, the Committee selected Meridian Compensation Partners as its independent compensation consultant in
May 2025.
Compensation Committee Interlocks and Insider
Participation
No member of the Compensation and Human Capital Management Committee is or has ever been an officer or an employee of the Company or any of its subsidiaries, and no Compensation and Human Capital Management Committee
member has any interlocking or insider relationship with the Company which is required to be reported under the rules of the
SEC.
Identification of Director Candidates and Director
Nomination Process
The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as by management and stockholders. The Nominating and Corporate
Governance Committee may also use outside consultants to assist in identifying candidates. The Nominating and Corporate
Governance Committee is responsible for assessing whether a candidate may qualify as an independent director. Each possible candidate is discussed and evaluated in detail before being recommended to the Board. The Nominating and
Corporate Governance Committee utilizes the same criteria for evaluating candidates regardless of the source of the referral.
The Nominating and Corporate Governance Committee recommends, and the Board nominates, candidates to stand for election as directors. Stockholders may nominate persons to be elected as directors and, as noted above, may suggest candidates for consideration by the Nominating and Corporate Governance Committee. If a stockholder wishes to suggest a person to the Nominating and Corporate Governance Committee for consideration as a director candidate, he or she must provide the same information as required of a stockholder who intends to nominate a director pursuant to the procedures contained in Section 2.5 of our Bylaws, in accordance with the same deadlines applicable to director nominations, as described below under “General Matters—Stockholder Proposals and Nominations.”
Board Leadership Structure
Our Corporate Governance Guidelines specify that the positions of Chairman of the Board and Chief Executive Officer shall be held by separate persons. We believe that this structure is appropriate given the differences between the two roles in our current management structure. Our Chief Executive Officer, among other duties, is responsible for setting the strategic

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2026 Proxy Statement

direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of our
Board, among other responsibilities, provides guidance to the Chief Executive Officer, takes an active role in setting the agenda for Board meetings and presides over meetings of the full Board. Our current Chairman, Mr. Rales, is an independent director.
Board Evaluation Process
The Board and its committees conduct self-assessments annually at their February meetings. The Chair of the Nominating and Corporate Governance Committee oversees the process. The annual evaluation procedure is summarized below.

Action and Timeframe	Description
Preparation – December
Each director receives draft materials for the annual evaluation of (i) the
Board’s performance and (ii) the performance of his or her committee(s). The materials include the Board and committee self-assessment questionnaires.
In advance of the assessment, questions are revised and supplemented based on the input received from the Board members and, prior to distribution, the Chair of the Nominating and Corporate Governance
Committee leads a final review in the December Board and committee meetings.

Assessment – January
Each director is asked to consider a list of questions to assist with the evaluation of the Board and its committees, covering topics such as Board composition, the conduct and effectiveness of meetings, quality of discussions, roles and responsibilities, quality and quantity of information provided and other opportunities for improvement.

Review and Discussion – February
The Board and its committees receive a report summarizing the annual evaluations as well as a year-over-year comparison. The reports are distributed for consideration in advance of and discussed at the February
Board meeting. The committee chairs report to the Board on their respective committee evaluations, noting any actionable items. Past evaluations have addressed a wide range of topics such as Board materials, director education and on-boarding and allocation of meeting times.

Actionable Items and Follow-Up – Ongoing	The Board and committees address any actionable items throughout the year, including a mid-year check-in and end of year assessment against the actionable items identified in February.
Board’s Role in Risk Oversight
The Board maintains responsibility for oversight of risks that may affect the Company. The Board discharges this duty primarily through its standing committees and also considers risk in its strategic planning for the Company and in its consideration of acquisitions. The Board engages in discussions about risk at each of its meetings, where it receives reports from its committees, as applicable, about the risk oversight activities within their respective areas of responsibility.
Specifically, the Audit Committee (i) receives reports from and discusses with management, our internal audit team and our independent registered public accounting firm all major risk exposures (whether financial, operating or otherwise), (ii)
reviews the Company’s policies with respect to risk assessment and enterprise risk management, including with respect to cybersecurity risks and (iii) oversees compliance with legal and regulatory requirements and our ethics program, including our Code of Business Conduct. In addition, the Nominating and Corporate Governance Committee oversees the corporate governance principles and governance structures that contribute to successful risk oversight and management. The
Compensation and Human Capital Management Committee oversees certain risks associated with compensation policies and practices, as discussed below.
The Audit, Nominating and Corporate Governance and Compensation and Human Capital Management Committees each make full reports to the Board of Directors at each regularly scheduled meeting regarding each committee’s considerations

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2026 Proxy Statement

and actions, and risk considerations are presented to and discussed with the Board by management as part of strategic planning sessions and when considering potential acquisitions.
Standards of Conduct

Corporate Governance Guidelines and Pledging
The Board has adopted Corporate Governance Guidelines, which set forth a framework to assist the Board in the exercise of its responsibilities. The Corporate Governance Guidelines cover, among other things, the composition and certain functions of the Board and its committees, executive sessions, Board responsibilities, expectations for directors, director orientation and continuing education, our director resignation policy and our policy prohibiting pledging.
Our Corporate Governance Guidelines prohibit any future pledging of ESAB’s common stock as security under any obligation by our directors and executive officers. The Board excepted from the policy shares of ESAB common stock that were pledged as of April 4, 2022, the date of the Company's separation from Enovis Corporation, consistent with Enovis’
historical pledging policy. Pledged shares of ESAB common stock do not count toward our stock ownership requirements.
As of the date of this Proxy Statement, no shares of ESAB common stock were pledged by our directors and executive officers.

Policies on Insider Trading, Hedging and Stock Ownership
The Company has an Insider Trading Policy and associated procedures governing the purchase, sale and other transactions in the Company’s securities. We believe this policy and the procedures that the Company follows are reasonably designed to promote compliance with insider trading laws, rules and regulations. Among other things, the Insider Trading Policy and associated procedures prohibit any director, officer or employee of the Company from engaging in short sales, hedging or monetization transactions and transactions in publicly-traded options on the Company’s securities, such as puts, calls and other derivatives. Further, we have stock ownership policies applicable to our directors and executives to promote alignment of interests between our stockholders, directors and management. The Company has not effected any repurchases of its common stock through the year ended December 31, 2025 and has not adopted any procedures applicable to such purchases, but expects to follow pre-clearance procedures comparable to those addressed in the Insider Trading Policy when authorizing any open market share repurchases. The Insider Trading Policy was filed as Exhibit 19.1 to our Annual
Report on Form 10-K for the fiscal year ended 2024 filed on February 20, 2025 and incorporated by reference to our Annual
Report on Form 10-K for the fiscal year ended 2025 filed on February 20, 2026.

Code of Business Conduct
As part of our system of corporate governance, the Board adopted a Code of Business Conduct (the “Code of Conduct”) that is applicable to all directors, officers and employees of the Company. The Code of Conduct sets forth Company policies, expectations and procedures on a number of topics, including but not limited to conflicts of interest, compliance with laws, rules and regulations (including insider trading laws), honesty and ethical conduct and quality. The Code of Conduct also sets forth procedures for reporting violations of the Code of Conduct and investigations thereof. If the Board grants any waivers from our Code of Conduct to any of our directors or executive officers, or if we amend our Code of Conduct, we will, if required, disclose these matters through our website within four business days following such waiver or amendment.

Where to Find Our Key Governance Policies
Our Corporate Governance Guidelines and Code of Conduct are available on the Company’s website at
www.esabcorporation.com on the Investors page under the Governance tab. These materials also are available in print to any stockholder upon request to: Corporate Secretary, ESAB Corporation, 909 Rose Avenue, 8th Floor, North Bethesda,
Maryland 20852.

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2026 Proxy Statement

Certain Relationships and Related Person Transactions

Policies and Procedures for Related Person Transactions
We have adopted a written Policy Regarding Related Person Transactions pursuant to which our Nominating and Corporate
Governance Committee or a majority of the disinterested members of our Board generally must approve related person transactions in advance. The policy applies to any transaction or series of similar transactions involving more than $120,000 in which the Company is a participant and in which a “related person” has a direct or indirect material interest. “Related persons” include the Company’s directors, nominees for director, executive officers and greater than 5% stockholders, as well as the immediate family members of the foregoing. In approving or rejecting the proposed transaction, our Nominating and Corporate Governance Committee takes into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the person’s interest in the transaction and, if applicable, the impact on a director’s independence. Under the policy, if we discover related person transactions that have not been approved, the
Nominating and Corporate Governance Committee is to be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

Related Person Transactions
Set forth below is a summary of certain transactions since January 1, 2025 in which (i) the Company was or is a participant,
(ii) any of our directors, executive officers, beneficial owners of more than 5% of our common stock, or the immediate family members of any of the foregoing had or will have a direct or indirect material interest and (iii) the amount involved exceeds or will exceed $120,000:
Mitchell P. Rales, the Chairman of our Board, is a member of the ownership group for the Washington Commanders, a professional football team. During 2025, the Company rented a suite at Northwest Stadium in Landover, Maryland for home games of the Washington Commanders during the 2025-2026 football season. The Company’s rental was on an arm's length basis and was subject to standard terms and conditions for suites at the football stadium, including a $303,187.50 license fee for the 2025-2026 season.
On February 2, 2026, Mr. Rales also participated in the Company's private placement of 175,000 shares of a newly created series of convertible preferred stock, designated as 6.50% Series A Mandatory Convertible Preferred Stock, par value
$0.001 per share, to certain investors for an aggregate liquidation preference of $175.0 million. Mr. Rales agreed to purchase $100.0 million of the Mandatory Convertible Preferred Stock for investment purposes. The Board approved the private placement including the participation of Mr. Rales, with Mr. Rales recusing himself from the Board's discussion and abstaining from the Board's vote, and an independent pricing committee approved the terms of the private placement.

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2026 Proxy Statement

Contacting the Board of Directors
We are committed to promoting effective channels of communication between our stockholders and the Board of Directors, including the Board’s committees and individual non-management directors.
The Board of Directors has established a process for stockholders and interested parties to communicate with the Board, our independent Chairman and non-management directors as a group, including to report complaints or concerns relating to our accounting, internal accounting controls or auditing matters. Stockholders who wish to communicate directly with directors may send messages in writing to the Company’s Corporate Secretary at the following address:
ESAB Corporation
909 Rose Avenue, 8th Floor
North Bethesda, Maryland 20852
Attention: Corporate Secretary
Our Policy Regarding Stockholder Communications with the Board of Directors (the “Board Communications Policy”)
requires that any stockholder communication to members of the Board prominently display the legend “Board
Communication” to indicate to the Corporate Secretary that it is subject to the Board Communications Policy.
Our Corporate Secretary will review all incoming communications subject to the Board Communications Policy and, if appropriate, promptly route such communications to the appropriate member(s) of the Board or, if none is specified, to the
Chairman of the Board. In the Board Communications Policy, the Board has requested that any communications regarding individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to stockholders or other constituencies of the Company generally as well as resumes and other forms of job inquiries, solicitations, advertisements, surveys, “junk” mail and mass mailings be excluded from forwarded communications. In addition, the Corporate Secretary may exclude any materials the Corporate Secretary determines in good faith to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable. However, the Corporate
Secretary maintains a list of each communication subject to the Board Communications Policy that is not forwarded to the
Board. Materials not forwarded to the Board are retained in the Company’s files and are made available at the request of any member of the Board to whom such communication was addressed.

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2026 Proxy Statement

■DIRECTOR COMPENSATION
Our Board, at the recommendation of our Compensation and Human Capital Management Committee, sets the compensation program for non-employee directors. The Compensation and Human Capital Management Committee
reviews this program on a periodic basis and recommends director compensation levels based on its evaluation of competitive levels for director compensation, utilizing data drawn from our current list of peer companies and its reasoned business judgment. See “Role of Compensation Consultants and Peer Data Review” on page 51.
Our non-employee Board members receive the following:
■an annual cash retainer of $95,000, paid in four, equal installments on the last business day of each quarter of service;
■an annual equity award valued at $150,000, calculated under the same valuation approach applied in determining our annual equity grants as described in “Compensation Discussion and Analysis—Additional Compensation Information
—Equity Grant Practice,” and awarded in connection with our annual meeting of stockholders, 50% of which consists of restricted stock units (“RSUs”) that vest after one year of service on the Board and the remaining 50% of which consists of stock options, which are fully vested upon grant and exercisable for a seven-year term; and
■a $125,000 annual retainer for service as Chair of our Board, a $22,500 annual retainer for service as the Chair of our
Audit Committee and a $15,000 annual retainer for service as the Chair of our Compensation and Human Capital
Management Committee or our Nominating and Corporate Governance Committee, paid in four, equal installments on the last business day of each quarter of service.
Directors do not receive an initial equity grant at the time of their election or appointment to the Board, but instead receive a pro-rated annual equity award based on days of service during their initial year as a member of the Board.
The Board has also approved a stock ownership policy for our directors. Each director is required to own shares of our common stock (including shares issuable upon exercise of stock options and shares underlying RSUs) with a value equal to at least five times the annual cash retainer within five years of joining the Board. All of our directors remain within the initial five-year grace period and therefore, as of the date of this Proxy Statement, were in compliance with our stock ownership policy, having acquired the required number of shares or having more time to do so.
Further, our Board has adopted a policy prohibiting any director (or executive officer) from hedging ESAB common stock or pledging as security under any obligation any shares of ESAB common stock that he or she directly or indirectly owns and controls (other than shares already pledged as April 4, 2022, the date of the Company's separation from Enovis
Corporation), and providing that pledged shares of ESAB common stock do not count toward our stock ownership requirements.
The Board has adopted a Director Deferred Compensation Plan, which permits non-employee directors to elect to receive deferred stock units (“DSUs”) in lieu of their annual cash retainers and committee chairperson retainers. A director who elects to receive DSUs receives a number of units determined by dividing the cash fees earned during, and deferred for, the quarter by the closing price of our common stock on the date of the grant, which is the last trading day of the applicable quarter. A non-employee director also may convert director RSU grants to DSUs under the plan. DSUs granted to our directors convert to shares of our common stock after termination of service from the Board, based upon a schedule elected by the director in advance. If a director elects to receive DSUs, the director will receive cash dividends on such DSUs to the extent such dividends are issued on our common stock.
We also reimburse all directors for travel and other necessary business expenses incurred in the performance of their services on our Board and the committees thereof in accordance with our expense reimbursement policies in effect from time to time. We also extend coverage to them under our directors’ and officers’ indemnity insurance policies.
The table below sets forth information regarding compensation paid to our non-employee directors during 2025. Mr.
Kambeyanda is a member of the Board but does not receive any additional compensation for his services as a director. Dr.
Martin joined the Board effective January 1, 2026 and did not receive any compensation as a director during 2025.

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2026 Proxy Statement

DIRECTOR COMPENSATION FOR 2025

Name	Fees Earned or Paid in Cash ($)	(1)	Stock Awards ($)	(2)(3)	Option Awards ($)	(4)	Total ($)
Mitchell P. Rales	220,000		75,000		75,000		370,000
Patrick W. Allender	102,912		75,000		75,000		252,912
Melissa Cummings	95,000		75,000		75,000		245,000
Rhonda L. Jordan	110,000		75,000		75,000		260,000
Robert S. Lutz	109,588		75,000		75,000		259,588
Stephanie M. Phillipps	95,000		75,000		75,000		245,000
Didier Teirlinck	95,000		75,000		75,000		245,000
Rajiv Vinnakota	110,000		75,000		75,000		260,000
(1)Messrs. Rales, Allender, Lutz and Teirlinck and Ms. Phillipps elected to receive DSUs in lieu of all or a portion of their annual cash retainers and, if applicable, Board or committee chairperson retainers. DSUs convert to shares of our common stock after termination of service from the Board, based upon a schedule elected by the director in advance. During 2025, the amount of DSUs received in lieu of annual cash retainers and, as applicable, chairperson or committee chairperson retainers by these directors was as follows: Mr.
Rales—1,916, Mr. Allender—895, Mr. Lutz—955, Mr. Teirlinck—828 and Ms. Phillipps—209. DSUs received for these cash retainers are considered “vested” and thus are not reflected in the table below.
(2)These amounts represent the grant date fair value for stock awards granted to each director during 2025, as computed pursuant to
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 (“FASB ASC Topic 718”). See
Note 18 to our consolidated financial statements for the year ended December 31, 2025, included in our Annual Report on Form 10-K filed with the SEC on February 20, 2026 (the "2025 Form 10-K"). For Messrs. Rales, Allender, Lutz, Teirlinck and Vinnakota and Mses.
Cummings, Jordan and Phillipps, the amounts reflect the grant date fair value of the 2025 annual grant of 637 RSUs made to each director on May 8, 2025, which vest in full on June 1, 2026.
(3)Messrs. Rales, Allender, Lutz and Teirlinck and Mses. Jordan and Phillipps elected to receive DSUs in lieu of all or a portion of their
RSUs, which were awarded in connection with the 2025 annual grant. These DSUs will vest in full on June 1, 2026 in accordance with the vesting schedule applicable to the underlying RSUs. DSUs convert to shares of our common stock after termination of service on the Board, based upon a schedule selected by each director in advance.
(4)Amounts represent the aggregate grant date fair value for options to purchase 1,863 shares of our common stock granted to each of
Messrs. Rales, Allender, Lutz, Teirlinck and Vinnakota and Mses. Cummings, Jordan and Phillipps in connection with the 2025 annual grant, as computed pursuant to FASB ASC Topic 718. See Note 18 to our consolidated financial statements for the year ended
December 31, 2025, included in the 2025 Form 10-K. The director stock options are fully vested upon grant and exercisable for a seven-year term.
As of December 31, 2025, the aggregate number of unvested stock awards and unexercised options outstanding held by each of our non-employee directors then serving at the time was as follows:

Name	Restricted Stock Units	Stock Options
Mitchell P. Rales	637	1,863
Patrick W. Allender	637	22,292
Melissa Cummings	637	12,440
Rhonda L. Jordan	637	16,725
Robert S. Lutz	637	12,440
Stephanie M. Phillipps	637	12,440
Didier Teirlinck	637	20,092
Rajiv Vinnakota	637	14,358

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2026 Proxy Statement

Proposal 2:Ratification of Selection of Independent
Registered Public Accounting Firm
We are asking our stockholders to ratify the Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent auditors. Ernst & Young LLP has served as our independent auditor since its appointment in 2021. Although stockholder ratification is not required, the appointment of
Ernst & Young LLP is being submitted for ratification as a matter of good corporate practice with a view towards soliciting stockholders’ opinions which the Audit Committee will take into consideration in future deliberations. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
The Board of Directors and the Audit Committee believe that the retention of Ernst & Young LLP as the Company’s independent auditor is in the best interests of the Company and its stockholders.
Representatives for Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Independent Registered Public Accounting Firm Fees and
Services
The following table sets forth the aggregate fees for services rendered by Ernst & Young LLP for the Company for the fiscal years ended December 31, 2025 and December 31, 2024.

Fee Category (fees in thousands)	2025	2024
Audit Fees	$6,015	$5,807
Audit-Related Fees	207	262
Tax Fees	73	44
All Other Fees	—	—
TOTAL	$6,295	$6,113
Audit Fees
This category of the table above includes fees for the fiscal years ended December 31, 2025 and December 31, 2024 that were for professional services rendered (including reimbursement for out-of-pocket expenses) for the integrated audits of our annual consolidated financial statements, for reviews of the financial statements included in our Quarterly Reports on
Form 10-Q and for statutory audits.
Audit-Related Fees
This category of the table above includes the fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” For 2025 and
2024, this category also included services associated with acquisitions.
Tax Fees
This category of the table above includes fees billed for tax compliance, tax preparation, tax planning and other tax services.
All Other Fees
This category of the table above includes fees billed for products and services other than those described above under Audit
Fees, Audit-Related Fees and Tax Fees. For 2025 and 2024, there were no such fees.

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2026 Proxy Statement

The Audit Committee has considered whether the services rendered by the independent registered public accounting firm with respect to the fees described above are compatible with maintaining the independent registered public accounting firm’s independence and has concluded that such services do not impair its independence.
Audit Committee’s Pre-Approval Policies and Procedures
Pursuant to its charter, the Audit Committee must pre-approve all auditing services, review and attest services, internal control related services and non-audit services provided to the Company by the independent registered public accounting firm and all fees payable by the Company to the independent registered public accounting firm for such services. The Audit
Committee also is responsible for overseeing the audit fee negotiations associated with the retention of Ernst & Young LLP for the audit of our financial statements. The Audit Committee has adopted a pre-approval policy to promote compliance with the NYSE’s listing standards and the applicable SEC rules and regulations relating to auditor independence. In accordance with the Audit Committee charter and the pre-approval policy, the Audit Committee reviews with Ernst & Young LLP and management the plan and scope of Ernst & Young LLP’s proposed annual financial audit and quarterly reviews, including the procedures to be utilized and Ernst & Young LLP’s compensation, and pre-approves all auditing services, review and attest services, internal control related services and permitted non-audit services (including the fees and terms thereof) to be performed for us by Ernst & Young LLP. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee consistent with the pre-approval policy, provided that the decisions of such Audit Committee member or members must be presented to the full Audit Committee at its next scheduled meeting. Pre-approval of permitted non-
audit services can only be approved by the full Audit Committee. All of the fees described above were pre-approved by the
Audit Committee.
Vote Required
The affirmative vote of the holders of a majority of votes cast (excluding abstentions and broker non-votes) is required to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2026.
Board Recommendation

The Board unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2026.

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2026 Proxy Statement

■AUDIT COMMITTEE REPORT
The Audit Committee consists of Patrick W. Allender, Melissa Cummings, Robert S. Lutz, Sébastien Martin and Didier Teirlinck, who are all non-management directors. The members of the Audit Committee meet the independence and financial literacy requirements of the
NYSE and the additional, heightened independence criteria applicable to members of the Audit Committee under SEC and NYSE rules.
In 2025, the Audit Committee held seven meetings. The Audit Committee operates pursuant to a written charter adopted by the Board of
Directors, which it reviews annually. The charter, which complies with all current regulatory requirements, is available on the Company’s website at www.esabcorporation.com on the Investors page under the Governance tab. During 2025, at each of its regularly scheduled meetings, the Audit Committee met with senior members of the Company’s finance team. Additionally, the Audit Committee has separate private sessions, during its regularly scheduled meetings, with the Company’s independent registered public accounting firm and head of internal audit, respectively. The Audit Committee has also discussed with the independent registered public accounting firm their evaluation of the Company’s system of internal control over financial reporting.
The Audit Committee evaluates the performance of the Company’s independent registered public accounting firm each year and determines whether to reengage the current independent registered accounting firm or consider other independent registered accounting firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the independent registered accounting firm, the firm’s global capabilities, and the firm’s technical expertise, tenure as the Company’s independent registered accounting firm and knowledge of the Company’s global operations and businesses. In connection with the applicable audit partner rotation requirements, the Audit Committee also is involved in considering the selection of the auditors’ lead engagement partner when rotation is required. Based on this evaluation, the Audit Committee decided to engage Ernst & Young LLP as our independent registered accounting firm for the year ended December 31, 2026. The Audit Committee reviews with the independent registered accounting firm and management the overall audit scope and plans, as well as the results of internal and external audit examinations and evaluations by management and the independent registered accounting firm of the Company’s internal controls over financial reporting and the quality of the Company’s financial reporting. Although the Audit Committee has the sole authority to appoint the independent registered public accounting firm, the Audit Committee recommends that the Board ask stockholders, at the Company’s annual meeting, to ratify the appointment of the independent registered accounting firm (see Proposal 2 beginning on page 29).
The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31,
2025 with management and with the Company’s independent registered public accounting firm, including a discussion of the quality and suitability of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the Audit
Committee are apprised of certifications prepared by the Chief Executive Officer and the Chief Financial Officer that the unaudited quarterly and audited annual consolidated financial statements of the Company fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company.
In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews the Company’s quarterly and annual reports on Form 10-Q and Form 10-K prior to filing with the SEC. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for establishing and maintaining adequate internal control over financial reporting and for preparing the financial statements, and other reports, and of the independent registered public accounting firm, which is engaged to review the quarterly consolidated financial statements of the Company, and audit and report on the annual consolidated financial statements of the Company and the effectiveness of the Company’s internal control over financial reporting as of the Company’s year-end.
The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and SEC. The Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence. On the basis of the reviews and discussions referenced above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2025 be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.
Audit Committee of the Board of Directors
Robert S. Lutz, Audit Committee Chair
Patrick W. Allender
Melissa Cummings
Sébastien Martin
Didier Teirlinck

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2026 Proxy Statement

■COMPENSATION DISCUSSION AND
ANALYSIS
Executive Summary

Named Executive Officers
The following discussion provides details regarding our executive compensation program and the compensation of our named executive officers (the "NEOs") in 2025 and should be read together with the compensation tables and related disclosures set forth under the section heading “Executive Compensation."
Our NEOs for 2025 are:

Name	Title
Shyam P. Kambeyanda	President and Chief Executive Officer
Kevin J. Johnson	Executive Vice President, Chief Financial Officer
Olivier Biebuyck	President, Fabrication Technology
Michele Campion	Senior Vice President, Chief Human Resources Officer
Curtis E. Jewell	Senior Vice President, General Counsel

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2026 Proxy Statement

Our Purpose, Values and Compensation Philosophy
ESAB is a purpose-driven company focused on Shaping the world we imagineTM through innovation and continuous improvement. We are guided by this Purpose and the following core Values:
Shared success.
We’re there for our customers’ triumphs and challenges, knowing our success is a direct reflection of our ability to create solutions that work for them.
Helping each other win.
We collaborate as a team to achieve our shared vision – bringing the right people together to explore creative solutions, build on each other’s ideas, and hold ourselves accountable.
Always improving.
Continuous improvement is at the core of our business management system, EBXai. We never settle for “good enough” and are constantly pursuing innovative solutions to make real progress.
Purposeful leadership.
We lead with heart and purpose because we take pride in our work and believe in its impact. We build strong leaders who meet challenges head on, celebrate wins, and learn from every obstacle.
Every voice valued.
We’re diligent about creating an inclusive, welcoming culture that values every perspective – because real progress depends on diversity, empathy, and mutual respect.

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2026 Proxy Statement

These Values shape our culture, our work and our compensation philosophy and practices.
Consistent with our Purpose and Values, our executive compensation program links compensation to Company and individual performance while aligning the long-term interests of management with those of our stockholders. We strive to create a compensation program for our associates, including our executives, that provides a compelling and engaging opportunity to attract, retain and engage the best talent. We believe that our compensation programs motivate performance-
driven leadership that is aligned to achieve our financial and strategic objectives with the intention to deliver superior long-
term returns to our stockholders. Utilizing this philosophy, our executive compensation program has been designed to:

Link rewards to performance and foster a team-based approach	Each executive has clear performance expectations and must contribute to our overall success rather than solely to objectives within his or her primary area of responsibility.
Align the performance responsibilities of executives with the long-term interests of stockholders
Our executive compensation program emphasizes long-term stockholder value creation by using predominantly PRSUs and stock options to deliver long-term compensation incentives that also, together with our minimum stock ownership policy, minimize risk-taking behaviors that could negatively affect long-term results.

Provide transparency through simplicity of design and practices
We provide three main elements in our compensation program–base salary, annual incentive cash bonuses and long-term incentives–with an appropriate blend of purposes and incentives linked to easily understood objectives, as described further on page 56.

Fiscal 2025 Pay for Performance Alignment and Compensation Overview
Our business faced challenging market conditions against an uncertain macroeconomic backdrop in 2025. ESAB reported core adjusted earnings per share of $5.27, core adjusted EBITDA of $540.0 million, core sales of $2.7 billion and free cash flow of $246.1 million for the year ended December 31, 2025.
In light of our corporate performance results and other considerations, the Board or the Compensation and Human Capital
Management Committee took the following compensation-related actions for fiscal 2025:
•No Cash Bonuses for Fiscal 2025: Based on our corporate results as compared to expectations, management recommended that each of our executive officers forego their cash bonuses for fiscal 2025. The Board and the
Compensation and Human Capital Management Committee considered and accepted this recommendation and the Company did not pay cash bonuses to our executive officers for fiscal 2025.
•Refreshed Independent Compensation Consultant: Following a rigorous national search, the Compensation and Human Capital Management Committee engaged Meridian Compensation Partners as its new independent compensation consultant in May 2025. Meridian offers the Committee a fresh perspective on the Company's executive compensation practices.
•Retention Equity Grants: In February 2025, on the recommendation of the Compensation and Human Capital
Management Committee, the Board approved one-time equity-based retention awards to our executive officers. In approving these retention awards, the Committee considered the key role of our executive leadership team in driving strong financial performance since the Company's separation from Enovis Corporation in 2022 and, given their demonstrated track record, the ongoing risk that larger publicly traded or private equity-backed companies seek to attract and hire our NEOs. In addition, the Committee considered the need for additional long-term retention tools given the vesting of historical equity grants, including the founder grants awarded in connection with the separation. These retention awards consist of (i) 50% time-based RSUs, vesting in equal installments on the first day of the month following each of the third, fourth and fifth anniversaries of the date of grant and (ii) 50%
PRSUs, contingent on both the achievement of certain Company metrics at the end of a three-year performance period and thereafter vesting in equal installments on the first day of the month following each of the third, fourth and fifth anniversaries of the date of grant. Awardees must remain employed through the entire vesting period to be

35
2026 Proxy Statement

eligible for payout of the awards, regardless of whether the awardee is eligible for retirement treatment under his or her annual long-term incentive awards. These awards were structured with longer vesting terms than our annual equity awards in order to reinforce longer-term retention and leadership continuity, especially in light of our executive officers' critical role in driving financial performance, stockholder value and strategic execution.
•Continued Focus on Long-Term Performance: The Compensation and Human Capital Management Committee
approved an annual equity grant to each of our NEOs during 2025 comprised of: (i) 25% in the form of stock options that vest in equal installments over a three-year period following their grant, subject to continued service through each applicable vesting date, (ii) 25% in the form of RSUs that vest in equal installments over a three-year period following their grant, subject to continued service through each applicable vesting date and (iii) 50% in the form of PRSUs that cliff vest based on achievement of certain Company metrics following the conclusion of a three-
year performance period. These awards are intended to keep our executive team focused on the long-term strategic success of the Company and reinforce the alignment of interests between our executive officers and our stockholders.
•Limited Base Salary Increases: Modest base salary increases were provided to the CEO and other NEOs in 2025 to offset increases in the cost of living.

2025 Say-On-Pay Vote
At our 2025 Annual Meeting of Stockholders, 96% of the votes cast on our advisory proposal to approve the compensation of our NEOs were voted in favor of our executive compensation proposal. We view this vote as a favorable endorsement of our executive compensation program, practices and policies. Our Compensation and Human Capital Management
Committee considered the outcome of this vote in the context of our prior and on-going engagement with stockholders and did not make any additional changes to our executive compensation policies and program elements for 2026. The
Compensation and Human Capital Management Committee and Board will continue to carefully evaluate the results of these advisory votes as well as feedback obtained from stockholders throughout the course of the year.

Our Executive Compensation Program
Our 2025 executive compensation structure consisted of three core compensation elements: base salary, an annual cash bonus and long-term incentive opportunities. The Compensation and Human Capital Management Committee annually reviews each element while also considering the total compensation package to create an appropriate mix designed to attract, motivate, incentivize and retain our executives.

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2026 Proxy Statement

The following table summarizes the core elements of our 2025 executive compensation program:

Element of Compensation	Purpose/Description	Form/Timing of Payout
Base Salary
Established at a competitive level to attract and retain
our executive talent. Provides a base level of
compensation that is not at risk to avoid fluctuations in
compensation that could distract executives from the
performance of their responsibilities.
Paid in cash throughout the year. See page 39 for further detail.
ESAB Incentive Plan (“EIP”)
Variable compensation that motivates and rewards
our executive officers for achievement of critical
annual operational and financial performance goals by
the Company and recognizes the executive’s
individual performance during the year.
Paid in cash after the year has ended and performance has been measured. See page 40 for further detail.
Long-Term Incentive Plan
Variable compensation that aligns the rewards of
executives with the interests of stockholders to
encourage actions and long-term prioritization that we
believe will increase stockholder value by generating
sustained and superior operational and financial
performance over an extended period of time.

Awards are equity-based, with
stock options and RSUs
vesting in equal installments
over a three-year period and
PRSUs cliff vesting based on
achievement of certain
Company metrics following the
conclusion of a three-year
performance period. See page
42 for further detail.

The 2025 target compensation program for our CEO was structured as follows:
2025 CEO Incentive Compensation Structure*
May not sum due to rounding
At-Risk
PRSU 3 Year Performance Period

2025	2026	2027
Annual Incentive Plan (see
"Bonus Calculation and
Payment - Financial and
Operational Metrics and
2025 Payout Decision" on
Page 41 for a description of
performance goals)
100%
aEPS
subject to +/- 20%
rTSR modifier
Options
Annual Incentive
RSUs
Base Salary
PRSUs
*  Does not include one-time equity-based retention grant.

86% of CEO compensation “at risk” and aligned with Company and stockholder success

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2026 Proxy Statement

The target compensation program for our other NEOs was structured as follows:
2025 Incentive Compensation Structure for Other NEOs (Average)*
May not sum due to rounding
PRSU 3 Year Performance Period
At-Risk

2025	2026	2027
Annual Incentive Plan (see
"Bonus Calculation and
Payment - Financial and
Operational Metrics and
2025 Payout Decision " on
Page 41 for a description of
performance goals)
100%
aEPS
subject to +/- 20%
rTSR modifier
Options
Annual Incentive
RSUs
Base Salary
PRSUs
*  Does not include one-time equity-based retention grants.

73% of compensation for other NEOs “at risk” and aligned with Company and stockholder success
Leading Compensation Practices
The framework of our executive compensation program includes the governance features and other specific elements discussed below:

What we do	What we don’t do

Pay for performance focus – Our EIP compensation
is linked to pre-established financial and operational
goals that are intended to drive performance over the
annual performance plan period. Options, RSUs and
PRSUs are linked with our longer-term performance
and stock price, and, for PRSUs, adjusted earnings per
share as modified by relative TSR performance, which
we believe incentivizes long-term Company success
and stockholder value creation.

No gross-up payments to cover excise taxes – We
do not provide tax gross-ups to our executives in
connection with a change in control, severance or other
compensation or benefits or in connection with
executive perquisites other than relocation benefits.

Varying performance metrics under short-term and
longer-term incentive plans – In balancing
compensation objectives linked to short-term and long-
term time horizons, the Company seeks to align
compensation with several performance metrics that
are critical to achieve sustained growth and stockholder
value creation.
No pledging or hedging of Company stock – We prohibit our executives and directors from hedging ESAB stock and from entering into new pledge arrangements or derivative agreements using ESAB stock.

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2026 Proxy Statement

Caps on ESAB Incentive Plan and PRSU payouts –
Executive bonus payments and PRSU grants are
capped under our EIP and Long-Term Incentive Plan,
respectively, in part to discourage excessive risk taking.
In addition, the Compensation and Human Capital
Management Committee retains the discretion to
reduce or eliminate compensation under our EIP even if
performance goals are attained.
No repricing or buyout of underwater stock options – We do not permit the repricing of underwater stock options without the express approval of our stockholders.

"Double-trigger" provisions for change in control –
Severance payable in connection with a change in
control is only received upon executive’s actual
employment termination without cause or resignation
for good reason within two years following, or the three
months preceding, the change in control. This approach
is commonly referred to as “double-trigger.”
No excessive change in control payments – No cash severance payable in connection with a change in control in excess of two times salary plus target bonus.

Clawback Policy and Insider Trading Policy – We
have a comprehensive compensation clawback policy
that applies to all of our executive officers and requires
recovery of erroneously awarded incentive-based
compensation upon a restatement of the Company’s
financial statements to correct material noncompliance
with any financial reporting requirement under the
securities laws, and we enforce a strict insider trading
policy and blackout periods for executives and
directors.
No short-term vesting – We do not award any long- term incentives with a vesting period shorter than one year.
Stock Ownership Policy – We have a robust stock ownership policy to further align the long-term financial interests of Company executives and directors with those of our stockholders.
No compensation programs or policies that
incentivize excessive risk taking – We annually
review the Company’s compensation policies and
practices in relation to our risk management practices
and any potential risk-taking incentives. Our most
recent assessment concluded that the risks arising from
our compensation policies and practices are not
reasonably likely to have a material adverse effect on
the Company.

Independent Compensation Committee and
Consultant – Our Compensation and Human Capital
Management Committee is composed solely of
independent directors. The compensation consultants
engaged by the Compensation and Human Capital
Management Committee during 2025, FW Cook and
Meridian (i) are each, based on the Compensation and
Human Capital Management Committee’s assessment,
independent and without any conflicts of interest with
the Company or its directors and (ii) have never
provided any services to the Company other than the
compensation-related services provided to the
Compensation and Human Capital Management
Committee. See page 46 for further details.
No defined benefit pension plan – We do not maintain a defined benefit pension plan for any senior executives.

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2026 Proxy Statement

Determination of Executive Compensation and
Performance Criteria
Our executive compensation program is based on the philosophy and design outlined above with a focus on exceptional performance and continuous improvement from our management team. Within this framework, the Compensation and
Human Capital Management Committee exercises its reasoned business judgment in making executive compensation decisions and takes into account recommendations by our Chief Executive Officer with respect to the compensation of each executive officer, other than himself (see “CEO Recommendations” on page 51). Some of the factors that generally are referenced when making executive compensation decisions, none of which is assigned a fixed weight and are instead considered holistically, are as follows:
■The nature and complexity of the executive’s position
■The Compensation and Human Capital Management Committee’s assessment of pay levels and practices for executives with the skills and experience our executives possess (see “Role of Compensation Consultants and Peer
Data Review” on page 51)
■The experience and performance record of the executive
■The Company’s operational and financial performance
■The executive’s leadership potential
■The retention value of our compensation program over time
Further, a substantial percentage of compensation under our annual incentive plan is determined solely by the achievement of annual performance criteria developed based on Board-approved financial and operational goals for the fiscal year. These goals are incorporated into the metrics set for our annual incentive plan and approved by the Compensation and Human
Capital Management Committee, as further discussed under “Bonus Calculation and Payment – Financial and Operational
Metrics and 2025 Payout Decision” on page 41. We believe that this link to our Board-established corporate and business goals reinforces alignment and incentivizes outperformance both at the business-unit level and Company-wide.
Elements of Our 2025 Executive Compensation Program

Base Salary
Base salaries are designed to provide compensation that is market competitive to attract the best qualified individuals and retain our senior management. Base salaries are established at the time of an executive’s hire and reviewed annually for potential adjustment.
In February 2025, the Compensation and Human Capital Management Committee set the salary levels for each of our
NEOs based on its assessment of the relative roles and responsibilities of management and the results of their individual performance assessments, combined with perspective from competitive compensation data prepared by FW Cook and the
Compensation and Human Capital Management Committee’s reasoned business judgment. NEO base salaries were

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2026 Proxy Statement

modestly increased in 2025 primarily to offset the increased cost of living due to inflation. A comparison of base salary levels as of December 31, 2025 and 2024 is set forth below:

Named Executive Officer	2025 Annual Base Salary	2024 Annual Base Salary	% Increase
Shyam P. Kambeyanda	$1,100,000	$1,081,600	1.7%
Kevin J. Johnson	$689,000	$668,800	3.0%
Olivier Biebuyck	$562,500	$546,000	3.0%
Michele Campion	$474,600	$459,680	3.2%
Curtis E. Jewell	$502,600	$486,720	3.3%

Annual Incentive Plan
The goal of our ESAB Corporation Annual Incentive Plan ("EIP"), our annual cash incentive plan for our executive officers, is to motivate and reward our executives for achievement in key areas of Company operational and financial performance as well as each executive’s individual contributions to Company success. Our NEOs are eligible to earn a cash incentive payment in an amount that is expressed as a percentage of the executive’s base salary (i.e., “target bonus”) under our EIP.
Performance measures include corporate performance and individual performance against predetermined financial and operational metrics approved by the Compensation and Human Capital Management Committee at the beginning of the fiscal year.
The performance metrics established by the Compensation and Human Capital Management Committee for business leaders reflect both Company-wide and business-specific performance targets resulting in a company financial factor
(“CFF”). The CFF for Messrs. Kambeyanda, Johnson, Biebuyck and Jewell and Ms. Campion is based on ESAB's overall corporate performance. The amount payable under the EIP to each NEO can be adjusted upward or downward based on the individual performance factor (“IPF”) of the relevant NEO, which is linked to specific, individualized business goals.
Actual bonus amounts are determined following completion of the performance year and are based on performance relative to these pre-established business and individual goals using the following formulas:

Base Salary
X
Target Bonus	Company Bonus before IPF	X	Individual Performance Factor (IPF)	=	Executive Bonus Payment
X
Company Financial Factor
Executives can achieve a payout equal to a percentage of their target bonus ranging from zero for below-threshold performance to a threshold of 50% up to a maximum of 200%, with 100% target achievement resulting in 100% payout of the individual’s target bonus for that performance metric, based on the extent to which the applicable objective pre-
established financial and operational performance goals are achieved.

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2026 Proxy Statement

The total EIP award amount earned is subject to adjustment based on individual achievement as measured by an IPF. The
IPF is a multiplier that ranges from 0 to 1.5 (subject to an overall payout cap of 250% of the target bonus). The IPF rating is based on individual performance against pre-established objectives and the extent to which the executive, in the course of his or her work, exhibits the Company’s core values. The IPF and key performance indicators include both financial and non-
financial Company objectives over which the executive has primary control.
Detail regarding the individual components of these formulas for fiscal year 2025, including a description of the IPF component and the Board's 2025 payout decision, follows below.
Key Executive Team Achievements
■Finished 2025 with core sales of $2.7 billion, core adjusted EBITDA of $540.0 million, core adjusted earnings per share of $5.27 and free cash flow of $246.1 million;
■Strengthened both our fabrication technology and gas control platforms with four strategic acquisitions: Bavaria
Schweisstechnik, a European provider of submerged-arc welding applications, DeltaP s.r.l., a European provider of medical central gas systems and aftermarket services, Aktiv Technologies Private Limited, an industrial gas equipment manufacturer based in India, and EWM GmbH, a global leader in heavy industrial welding equipment and advanced automation;
■Introduced innovative new products and solutions to serve our global customers, driving strong growth in our sales of welding equipment; and
■Maintained a strong safety culture, achieving an industry leading total recordable incident rate of 0.42.
Bonus Calculation and Payment – Financial and Operational Metrics and 2025 Payout Decision
Our 2025 financial targets for our NEOs were based on the Company's corporate performance, as measured by adjusted
EBITDA, net sales and working capital turns for the CFF. The targets were based upon ESAB’s operational and financial goals for full year 2025, and represented significant progress in each category toward the achievement of the Company’s long-term growth objectives and aligned with ESAB’s corporate budget.
The financial and operational performance measures and corresponding weights of these metrics for 2025 were as follows:

Measure	Corporate Weighting
Adjusted EBITDA(1)	50%
Net Sales (as adjusted)(2)	30%
Working Capital Turns(3)	20%
(1)Adjusted EBITDA is measured by comparing Adjusted EBITDA excluding any unbudgeted 2025 acquisition to the 2025 Adjusted
EBITDA targets at actual foreign exchange rates and is defined as U.S. GAAP net income from continuing operations plus net interest expense, income taxes and acquisition-amortization and other related charges, separation costs, restructuring costs per company policy, non-cash asset impairments including goodwill and intangibles, unbudgeted acquisition and divestiture costs, foreign currency exchange gains or losses arising from initial recognition of a highly inflationary currency, pension curtailment costs, effects from changes in U.S. GAAP or other unplanned or nonrecurring items that the Compensation and Human Capital Management Committee considers unusual and not representative of the underlying economic performance of the Company, with budgeted results for any divested/discontinued entities added to actual results in determining 2025 performance. 2025 Adjusted EBITDA for corporate also excludes Russia.
(2)Net sales is measured by U.S. GAAP sales excluding any sales from unbudgeted 2025 acquisitions, compared to 2025 budgeted sales at actual foreign exchange rates, with budgeted results for any divested/discontinued entities added to actual results in determining
2025 performance. 2025 Net Sales for corporate also excludes Russia.
(3)Working capital turns is based on average working capital amounts and annualized sales based on the last 3 months of the year.
The Compensation and Human Capital Management Committee annually reviews and approves EIP target bonus percentages for each NEO in alignment with our compensation philosophy and taking into consideration the Compensation and Human Capital Management Committee’s competitive marketplace review.

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2026 Proxy Statement

In addition to the target bonus percentages and financial and operational metrics discussed above, the third and final factor under our EIP is the IPF, as described above.
Based on our corporate results for 2025 as compared to expectations, management recommended that each of our executive officers forego their cash bonuses for fiscal 2025. The Board and the Compensation and Human Capital
Management Committee considered and accepted this recommendation and the Company did not pay cash bonuses to our executive officers for fiscal 2025. Since the decision was made to not issue cash bonuses under our EIP, the Committee did not certify a CFF or approve IPFs for our NEOs for fiscal 2025.

Long-Term Incentives
The goal of our long-term incentive program is to align the compensation of executives with the interests of stockholders by encouraging sustained long-term improvement in operational and financial performance and long-term increase in stockholder value. Long-term incentives also serve as retention instruments and provide equity-building opportunities for executives. Our annual equity incentive opportunity consists of 50% PRSUs, 25% stock options and 25% time-based RSUs.
The Compensation and Human Capital Management Committee believes our long-term incentive program further aligns the long-term interests of management and stockholders and promotes increased equity ownership among our executive officers.
Options and RSUs vest over three years, with one-third of each award vesting on the first day of the month following each of the first three anniversaries of the grant date, subject to continued employment on each applicable vesting date. PRSUs vest at the end of a three-year period subject to achievement of performance measures and continued employment. The options,
RSUs and PRSUs each contain retirement provisions providing for the continued vesting of all or a portion of the award in the event the executive officer retires and meets certain eligibility criteria.
For PRSUs granted in 2023, the number of PRSUs earned at the end of the three-year period is determined by the
Company's (i) Adjusted EBITDA percentage and (ii) Adjusted Free Cash Flow Conversion during the last year of the performance period. Each metric has a 50% weighting for purposes of determining performance results. In addition, for the first and second year of the performance period, the Compensation and Human Capital Management Committee
established an annual minimum for each performance criterion. If the Company's performance falls below the minimum as of the end of the first or second year of the performance period, the number of PRSUs earned at the end of the third year will be reduced by 5% for each performance criterion below the annual minimum as of the first and second year of the performance period.
The Compensation and Human Capital Management Committee revised the plan design for PRSUs beginning in 2024. For
PRSUs granted in 2024 and 2025, the number of PRSUs earned at the end of the three-year performance period will be determined by the average of the Company's adjusted earnings per share each year of the performance period, subject to a
20% modifier (positive or negative) based on the Company's relative TSR performance measured against the S&P 400
Industrials sector during the cumulative three-year performance period. In reviewing the plan design for PRSUs, the
Compensation and Human Capital Management Committee consulted with FW Cook, the Committee's independent advisor on matters of executive compensation at the time of the revision, and considered the long-term incentive practices of the
Company's peer companies as well as opportunities to strengthen the alignment of executive pay with ESAB's long-term performance and stockholder value. The number of PRSUs earned at the end of the performance period, inclusive of the
20% modifier for relative TSR, is capped at 200% of target.
Annual Grants under Omnibus Incentive Plan
In February 2025, the Compensation and Human Capital Management Committee granted annual long-term incentive awards under the ESAB Corporation 2022 Omnibus Incentive Plan with a target aggregate value as set forth in the table

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2026 Proxy Statement

below. Each NEO received 50% of their annual grant in the form of PRSUs, 25% in the form of RSUs and 25% in the form of stock options.

Annual Grant Recipient	Total Aggregate Value of Grant ($)
Shyam P. Kambeyanda	$5,660,000
Kevin J. Johnson	1,675,000
Olivier Biebuyck	1,100,000
Michele Campion	680,000
Curtis E. Jewell	900,000
Executive Retention Grants
In February 2025, our Compensation and Human Capital Management Committee, with the support of our non-executive
Board members, approved an additional equity grant to certain of our executive officers, including our NEOs. In consultation with the Committee's independent compensation consultant, the Compensation Human Capital Management Committee
explored opportunities to continue to retain and motivate key members of the Company's executive leadership team. The
Committee considered the key role of our executive leadership team in driving strong financial performance, shareholder value and strategic execution since the Company's separation from Enovis Corporation in 2022. The Committee also weighed the risk of larger publicly traded or private equity-backed companies trying to recruit our NEOs away from the
Company, noting that our NEOs are now proven public company leaders in light of the Company's strong performance since the separation. The Compensation and Human Capital Management Committee also considered factors such as existing unvested equity holdings and the vesting of historical equity awards, including founder grants issued at the time of the
Company's separation from Enovis Corporation. The Committee’s objective was to reinforce longer-term retention and continuity within a highly effective executive team.
In designing a retention plan for our NEOs, the Compensation and Human Capital Management Committee followed a rigorous decision-making process that included benchmarking in consultation with the Committee's independent compensation consultant. The Compensation and Human Capital Management Committee also designed the awards to strengthen the alignment between our NEOs' compensation and the Company's financial performance and stock price, including adjusted earnings per share and relative TSR, which are key measurements of our success. These awards were intentionally structured with longer vesting terms than our annual equity awards and purposefully excluded the retirement provisions of the annual long-term incentive awards in order to reinforce long-term retention and sustained leadership

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2026 Proxy Statement

continuity. To achieve these goals, our Compensation and Human Capital Management Committee approved a special, one-
time equity award to each NEO consisting of the following:

Form of Award	Percentage of Overall Grant	Key Terms
RSUs	50%
■Ratable vesting over three years in 2028, 2029 and 2030, with one-third of each award vesting on the first day of the month following the third, fourth and fifth anniversaries of the grant date, subject to continued
employment through each applicable vesting date. Awardees must remain employed through the entire vesting period to be eligible for payout of the awards, regardless of whether the awardee is eligible for retirement treatment under his or her annual long-term incentive awards.

PRSUs	50%
■Earned at the end of a three-year performance period on December 31,
2027 with the number of PRSUs earned based on the Company's
adjusted earnings per share, subject to a 20% modifier (positive or negative) based on the Company's relative TSR performance measured against the S&P 400 Industrials sector.

■Earned PRSUs will ratably vest over three years in 2028, 2029 and 2030, with one-third of each award vesting on each of the first day of the month following the third, fourth and fifth anniversaries of the grant date, subject to continued employment through each applicable vesting date.
Awardees must remain employed through the entire vesting period to be eligible for payout of the awards, regardless of whether the awardee is eligible for retirement treatment under his or her annual long-term incentive awards.

The retention equity grants to each NEO were as follows:

		PRSUs(1)			Grant Date Fair Value ($)(2)
Executive Officer	RSUs (#)	Threshold (#)	Target (#)	Maximum (#)
Shyam P. Kambeyanda	9,083	3,633	9,083	18,166	2,254,946
Kevin J. Johnson	6,056	2,422	6,056	12,112	1,503,463
Olivier Biebuyck	4,037	1,615	4,037	8,074	1,002,226
Michele Campion	2,019	808	2,019	4,038	501,237
Curtis E. Jewell	3,028	1,211	3,028	6,056	751,731
(1)Amounts represent potential shares issuable under awards at threshold, target and maximum performance levels. The
PRSUs may be earned at the end of the three-year performance period upon certification by the Compensation and Human
Capital Management Committee of the performance level that has been met.
(2)The grant date fair value is calculated using a fair market value of $124.13 and assumes PRSUs are earned at target.
For additional information about the retention equity grants, please refer to the "Grants of Plan-Based Awards of 2025" table on page 53.
2023 PRSU Performance Payout
In March 2023, Messrs. Kambeyanda, Johnson, Biebuyck and Jewell and Ms. Campion received an annual equity grant, including PRSUs, as part of our long-term incentive program. The 2023 PRSUs were subject to the Company achieving improvements in Adjusted EBITDA percentage and Adjusted Free Cash Flow Conversion during the last year of the performance period, with each metric weighted 50% for purposes of determining performance results, subject to certain annual minimum performance standards in each of the first and second years of the performance period. Each of the minimum annual performance standards for the first and second years were satisfied, and at the end of the three-year performance period, the Company's Adjusted EBITDA percentage exceeded target, resulting in a payout percentage of 63%

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2026 Proxy Statement

for the metric (greater than the 50% target payout percentage). The Company's performance with respect to the Adjusted
Free Cash Flow Conversion metric was below threshold, resulting in a payout percentage of 0% for the metric.  As a result, the 2023 PRSUs were earned and certified in February 2026 based on a total earned payout percentage of 63%. The
PRSUs vested on March 8, 2026.

Additional Compensation Information
Other Elements of Compensation – Retirement Plans and Perquisites
The Company does not maintain an active defined benefit pension plan and instead makes matching contributions to a tax-
qualified 401(k) plan and Non-Qualified Deferred Compensation Plan. We established the Non-Qualified Deferred
Compensation Plan, which provides participants the opportunity to defer a percentage of their compensation without regard to the compensation limits imposed by the Internal Revenue Code under our 401(k) plan, to allow our senior-level executives to contribute toward retirement on a tax-effective basis in a manner that is consistent with other ESAB employees who are not limited by the Internal Revenue Code limits. For additional details concerning the Non-Qualified Deferred
Compensation Plan, please see the “Non-Qualified Deferred Compensation” table below and the accompanying narrative disclosure.
We generally provide limited perquisites to our executive officers, including up to $10,000 per fiscal year for financial planning services (including taxes, estate planning and financial consulting) and up to $4,000 per fiscal year for an annual executive physical examination and/or membership fees associated with concierge medicine services (including test results and consultation). We may also provide business-related items such as relocation assistance, taxes on which may be grossed up consistent with competitive market recruitment practices, and benefits provided in non-U.S. locations consistent with local practice. In addition, Mr. Kambeyanda is entitled to personal use of a private aircraft chartered by the Company and/or personal financial planning services (or any combination thereof) in an aggregate amount not to exceed $100,000 in compensation income (i.e., imputed income under tax rules) with personal use of the private aircraft capped at $300,000 in actual cost to the Company for any calendar year.
Employment Agreements
Mr. Kambeyanda is party to an employment agreement with the Company. Mr. Kambeyanda’s employment agreement has an initial three-year term from the Company's separation from Enovis Corporation in 2022, subject to automatic one-year term extensions thereafter, unless the Company or Mr. Kambeyanda provides written notice in advance to terminate the automatic extension provision. Mr. Kambeyanda’s agreement provides severance benefits as described under "Potential
Payments Upon Termination or Change in Control" on page 63.
Each of our NEOs other than Mr. Kambeyanda is party to a letter agreement with the Company which sets forth his or her starting salary and initial target bonus. The offer letters do not provide for severance; however, each of our NEOs is eligible for separation benefits under our Executive Officer Severance Plan.
In addition, each of our NEOs is party to a change in control agreement with the Company. Under the change in control agreements, severance payable upon a change in control is only received upon the executive officer’s termination without cause or resignation for good reason within two years following, or during the three month period immediately preceding, a change in control of the Company. The change in control agreements are designed to retain these executive officers and encourage their continued dedication to the Company and its stockholders notwithstanding a possible change in control that may not be in their personal interest.
Additional details regarding the material terms of the NEO letter agreements and change in control agreements, and the material terms and eligibility requirements for the Executive Officer Severance Plan, are summarized under “Potential
Payments Upon Termination or Change in Control” on page 63.

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2026 Proxy Statement

Stock Ownership Policy and Stock Holding Requirements
Our stock ownership policy further aligns the long-term financial interests of Company executives with those of our stockholders while also serving as a risk mitigation tool. Each employee at the level of vice president or higher must retain at least one-half of vested equity awards, less shares withheld or sold for tax withholding obligations, until the individual has accumulated shares of our common stock or other qualifying forms of equity having the value described below. The ownership value thresholds are as follows:

Leadership Position	Value of Shares
President and CEO	6x base salary
EVP/SVP	3x base salary
VP	1x base salary
CEO Recommendations
During 2025, Mr. Kambeyanda provided recommendations to the Compensation and Human Capital Management
Committee with respect to the compensation levels for our executive officers, other than for himself. These recommendations were based on his assessment of the executive officer’s relative experience, overall performance and impact on the achievement of our financial and operational goals and strategic objectives, combined with perspective from the competitive peer review data. While the Compensation and Human Capital Management Committee took Mr.
Kambeyanda’s recommendations under advisement, it independently evaluated the pay recommendations for each executive officer and made all final compensation decisions in accordance with its responsibilities as set forth in the
Compensation and Human Capital Management Committee Charter.
Role of Compensation Consultants and Peer Data Review
Our Compensation and Human Capital Management Committee also obtains perspective from competitive data reviewed by its independent compensation consultant on matters of executive compensation. The Compensation and Human Capital
Management Committee annually reviews the list of peer companies previously recommended by its independent advisor to confirm that it continues to reflect the peers used by financial analysts and governance advisors covering ESAB and to represent our growth trajectory, revenue, market capitalization and overall scope and nature of operations. In the summer of
2024, the Compensation and Human Capital Management Committee, in consultation with FW Cook, reviewed the
Company's peer group and determined that no changes were necessary.
As a result, the peer group referenced in 2025 was as follows:

ESAB Peer Group
Acuity Brands, Inc. (AYI)	IDEX Corporation (IEX)	Regal Rexnord Corporation (RRX)
Barnes Group Inc. (B)	ITT Inc. (ITT)	Snap-on Incorporated (SNA)
Crane Co. (CR)	Kennametal Inc. (KMT)	SPX Technologies, Inc. (SPXC)
ESCO Technologies Inc. (ESE)	Lincoln Electric Holdings, Inc. (LECO)	The Timken Company (TKR)
Flowserve Corporation (FLS)	Nordson Corporation (NDSN)	Watts Water Technologies, Inc. (WTS)
Hillenbrand, Inc. (HI)	Pentair plc (PNR)
Competitive review data drawn from this group was utilized by the Compensation and Human Capital Management
Committee as one of many reference points to assist in its compensation decisions, and for certain NEOs, competitive review data drawn from this group was used to “benchmark” the amount of compensation paid to such NEOs.
In preparation for establishing compensation for 2026, our Compensation and Human Capital Management Committee
reviewed the list of peer companies with Meridian in summer 2025. Upon the recommendation of Meridian, the Committee replaced Kennametal Inc. with Graco Inc. to better reflect the Company's current size and expected financial performance.
The Committee also removed Barnes Group Inc. due to its recent acquisition. The group of peer companies otherwise

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2026 Proxy Statement

remained unchanged. The Compensation and Human Capital Management Committee intends to annually review the list of peer companies previously recommended by Meridian to confirm that such list continues to reflect the peers used by financial analysts and governance advisors covering ESAB and to represent our growth trajectory, revenue, market capitalization and overall scope and nature of operations.
Independence of Compensation Consultant
The Compensation and Human Capital Management Committee annually considers the independence of its independent compensation consultant in light of the SEC rules regarding conflicts of interest involving compensation consultants and
NYSE listing standards regarding compensation consultant independence. The Compensation and Human Capital
Management Committee requested and received a letter from each of FW Cook and Meridian addressing conflicts of interest and independence, including specific factors enumerated in both relevant SEC rules and NYSE listing standards.
The Compensation and Human Capital Management Committee discussed and considered these factors, and other factors it deemed relevant, and concluded that both FW Cook and Meridian are independent and that their work during 2025 did not raise any conflict of interest.
Compensation Program and Risk Management
As part of our continued appraisal of our compensation program, management, with oversight from the Compensation and
Human Capital Management Committee, annually reviews our compensation policies and practices and the design of our overall compensation program in relation to our risk management practices and any potential risk-taking incentives. This assessment includes a review of the primary elements of our compensation program in light of potential risks:
Compensation Program Risk Considerations

Pay Mix
■Compensation program includes an appropriate mix of short- and long-term incentives, which mitigate the risk of undue focus on short-term targets while rewarding performance in areas that are key to our long-term success.
■Base salaries are set at competitive levels to promote stability and provide a component of compensation that is not at risk.

Performance Metrics and Goals
■Distinct performance metrics are used in both our short-term (EIP) and long-term incentive plans.
■Our EIP is designed with a payout scale (including a maximum cap) that supports our pay-for-performance philosophy, as set forth on page 40.

Long-Term Incentives	■The equity grant portion of our compensation program, combined with our stock ownership guidelines, is designed to align the long-term interests of our executives with those of our stockholders.
We have controls and other policies in place that serve to limit excessive risk-taking behavior within our compensation program, including, but not limited to, the following:
Compensation Risk Mitigation Components

Compliance Risk Mitigation
■Oversight of our compensation processes and procedures by the Compensation and Human Capital
Management Committee, each member of which has been determined by the Board to be independent under applicable SEC rules and NYSE listing standards;
■Internal controls over our financial reporting, which are maintained by management and reviewed as a part of our internal audit process and further reviewed and tested by our external auditors, as overseen by the Audit
Committee; and
■Audit Committee oversight and review of financial results and non-GAAP metrics used in certain components of our EIP and long-term incentives.

Personnel Risk Mitigation	■Implementation of and training on Company-wide standards of conduct, as described on page 29 under “Standards of Conduct.”
Risk Mitigation Policies
■Provisions in the Company’s insider trading policy prohibiting short-term or speculative transactions in the
Company’s securities, including hedging transactions that would allow the holder to limit or eliminate the risk of a decrease in the value of the Company’s securities;
■A policy prohibiting pledging of Company shares after April 4, 2022, the date ESAB became an independent public company; and
■A clawback policy applicable to all executive officers.

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2026 Proxy Statement

The Compensation and Human Capital Management Committee reviews with management the results of its assessment annually. Based on its most recent review, the Compensation and Human Capital Management Committee concluded that the risks arising from Company compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company.
Additionally, the Compensation and Human Capital Management Committee reviews the Company’s strategies and policies related to human capital management, including with respect to matters such as inclusion, competitive pay, corporate culture, talent development and retention.
Hedging Ban
Any director, officer or employee of the Company is prohibited from engaging in short-term or speculative transactions in the
Company’s securities, including short sales, hedging or monetization transactions and transactions in publicly-traded options on Company’s securities, such as puts, calls and other derivatives.
Pledging Policy
Our Board has adopted a policy that prohibits any director or executive officer from pledging as security under any obligation any shares of ESAB common stock that he or she directly or indirectly owns and controls (other than shares already pledged as of April 4, 2022). Any shares of ESAB common stock that were pledged on or prior to April 4, 2022 do not count toward meeting our stock ownership requirements. None of our directors or executive officers currently pledge shares of our common stock.
Clawback Policy
The Board has adopted a clawback policy applicable to our executive officers in compliance with the NYSE’s listing standards implementing Exchange Act Rule 10-D-1. Under this policy, in the event the Company is required to restate its financial statements due to material non-compliance with any financial reporting requirement under U.S. federal securities laws, the Company will, subject to certain limited exceptions, recover any incentive-based compensation received by the
Company’s executive officers (including our NEOs) to the extent such compensation exceeds the amount that would have otherwise been received by the covered executive had it been determined based on the restated financial statements. The policy covers all compensation granted, earned or vested based in whole or in part on the Company’s attainment of a financial reporting measure during the three fiscal years immediately preceding the date of the accounting restatement.
The Company may pursue any recovery pursuant to the clawback policy by any means the Compensation and Human
Capital Management Committee determines to be appropriate, including by requiring payment of such amount(s) to the
Company, by set-off and by reducing future compensation.
Equity Grant Practice
The Compensation and Human Capital Management Committee has the authority to grant equity awards. The Company does not have a practice or policy of granting equity awards in anticipation of the release of material nonpublic information and, in any event, we do not time the release of material non-public information in coordination with grants of equity awards in a manner that intentionally benefits our NEOs or otherwise for the purpose of affecting the value of executive compensation. Grant dates are determined either as of the date of Compensation and Human Capital Management
Committee approval or on the date of a specific event, such as the date of hire or promotion, for certain executive officers.
The target grant value is translated into a number of shares underlying each grant using a valuation formula that, for PRSUs and RSUs, incorporates a 20-day trailing average closing price up to and including the grant date, to avoid the potential volatility impact of using a single-day closing price.
The Compensation and Human Capital Management Committee has delegated authority to our Chief Executive Officer and
Chief Human Resources Officer for non-annual grants of equity awards to associates who are non-executive officers. Such awards are subject to an aggregate annual cap as well as further restrictions on individual award size, and awards must be made pursuant to the terms of award agreement forms previously approved by the Board or the Compensation and Human
Capital Management Committee. The effective grant date of these awards is on the first trading day on or after the date of hire or promotion for newly hired employees following review and approval by the Chief Executive Officer or Chief Human

49
2026 Proxy Statement

Resources Officer, as applicable. The Compensation and Human Capital Management Committee receives a report of any grants made pursuant to this delegated authority at each regularly scheduled Committee meeting.
Tax and Accounting Considerations
Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code generally imposes a $1 million cap on the federal income tax deduction for compensation paid to our “covered employees” (which includes our NEOs) during any fiscal year. While the Compensation and Human Capital Management Committee considers the deductibility of awards as one factor in determining executive compensation, the committee also considers other factors in making its decisions, and, in the exercise of its business judgment and in accordance with its compensation philosophy, the Compensation and Human Capital Management
Committee may award compensation even if it is not deductible by us for tax purposes.
Accounting for Stock-Based Compensation
The Compensation and Human Capital Management Committee takes accounting considerations into account in designing compensation plans and arrangements for our NEOs and other employees. We follow ASC Topic 718 for our stock-based compensation awards which requires us to measure the compensation expense for all share-based payment awards based on the grant date “fair value” of these awards.

50
2026 Proxy Statement

■COMPENSATION COMMITTEE REPORT
The Compensation and Human Capital Management Committee participated in the preparation of the Compensation
Discussion and Analysis, reviewing successive drafts and discussing the drafts with management. Based on its review and discussions with management, the Compensation and Human Capital Management Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2026 Proxy Statement and in the
Company’s Annual Report on Form 10-K for 2025 by reference to the Proxy Statement.

Compensation and Human Capital Management Committee of the Board of Directors

Rhonda L. Jordan, Chair Stephanie M. Phillipps Rajiv Vinnakota

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2026 Proxy Statement

■EXECUTIVE COMPENSATION
Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(4)	Total ($)(5)
Shyam P. Kambeyanda	2025	1,074,175	—	6,754,615	1,415,023	—	—	451,729	9,695,542
President and Chief Executive Officer	2024	1,071,200	—	3,771,189	1,200,020	1,638,895	—	302,501	7,983,805
	2023	1,030,000	—	3,379,345	1,087,510	2,129,588	—	279,892	7,906,336
Kevin J. Johnson	2025	670,622	—	2,860,955	418,764	—	—	90,246	4,040,588
Executive Vice President, Chief Financial Officer	2024	668,800	—	1,430,140	375,006	642,985	—	99,002	3,215,933
	2023	612,850	—	1,107,071	356,269	791,941	—	34,555	2,902,686
Olivier Biebuyck	2025	547,494	—	1,894,291	275,039	—	—	79,276	2,796,100
President, Fabrication Technology	2024	540,750	—	785,743	250,015	470,721	—	90,142	2,137,371
	2023	522,885	—	993,966	250,010	643,900	—	82,527	2,493,288
Michele Campion	2025	461,686	—	1,049,124	170,004	—	—	61,768	1,742,581
Senior Vice President, Chief Human Resources Officer

Curtis E. Jewell	2025	488,904	—	1,479,528	225,035	—	—	63,912	2,257,379
Senior Vice President, General Counsel	2024	482,040	—	585,437	186,270	409,442	—	67,875	1,731,064
	2023	463,500	—	524,470	168,761	512,432	—	59,511	1,728,674
(1)Amounts represent the aggregate grant date fair value of grants of PRSUs and RSUs made to each NEO, as computed in accordance with FASB ASC Topic 718. See Note 18 to our consolidated financial statements for the year ended December 31, 2025, included in the 2025 Form 10-K. See “Long-Term Incentives” above on page 42. Assuming the maximum achievement of the performance goals applicable to the PRSUs granted to the NEOs in 2025, the grant date value of the annual PRSUs would have been $6,023,453,
$1,782,598, $1,170,736, $723,901 and $957,995 for Messrs. Kambeyanda, Johnson and Biebuyck, Ms. Campion and Mr. Jewell,
respectively, and the grant date value of the one-time executive retention PRSUs would have been $2,394,460, $1,596,483,
$1,064,234, $532,249 and $798,241 for Messrs. Kambeyanda, Johnson and Biebuyck, Ms. Campion and Mr. Jewell, respectively. The grant date fair value of an RSU is calculated based on the closing price of ESAB's common stock on the date of grant. The grant date

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2026 Proxy Statement

fair values of the PRSUs, which include a relative TSR modifier, including PRSUs granted in 2024 and 2025, are determined using the
Monte Carlo simulation valuation method. The following table includes the assumptions used to calculate the aggregate grant date fair value of PRSUs granted in 2024 and 2025, on a grant-date by grant-date basis.

Grant Date	Award Type	Risk-free Rate	Dividend Yield	Volatility Period	Volatility	Correlation Coefficient
2/27/2025	PRSU	3.97%	0.26%	2.84	33.19%	0.69
2/22/2024	PRSU	4.41%	0.26%	2.86	35.36%	0.65
(2)Amounts represent the aggregate grant date fair value of grants of stock options made to each NEO, as computed in accordance with
FASB ASC Topic 718. See Note 18 to our consolidated financial statements for the year ended December 31, 2025, included in the
2025 Form 10-K. The grant date fair value of options is calculated using the Black Scholes-based option value based on the closing price of our common stock on the date of grant. The exercise price for stock option awards equals the closing price of our common stock on the date of grant. See “Long-Term Incentives” above on page 48. The following table includes the assumptions used to calculate the aggregate grant date fair value of options granted in 2023, 2024 and 2025, on a grant-date by grant-date basis.

Grant Date	Award Type	Risk-free Rate	Dividend Yield	Expected Life	Volatility
2/27/2025	Stock Option	4.09%	0.26%	4.50	30.52%
2/22/2024	Stock Option	4.33%	0.26%	4.50	34.13%
3/8/2023	Stock Option	4.34%	0.98%	4.50	39.09%
(3)As discussed under “Annual Incentive Plan” above on page 40, at management's recommendation, our NEOs did not receive any payout under our EIP for the 2025 performance period.
(4)Amounts set forth in this column for 2025 consist of the following (numbers may not sum due to rounding):

Name	Company 401(k)/Deferred Compensation Plan Match and Contribution ($)(a)	Financial Services ($)(b)	Aircraft Usage ($)(c)	Long-Term Disability Premiums ($)(d)	Group Term Life Insurance ($)(e)	Executive Physical ($)(f)	Total ($)
Mr. Kambeyanda	162,784	22,145	257,086	5,276	1,094	3,344	451,729
Mr. Johnson	78,817	4,000	—	6,454	976	—	90,246
Mr. Biebuyck	61,093	10,000	—	7,387	796	—	79,276
Ms. Campion	44,183	10,000	—	6,265	671	649	61,768
Mr. Jewell	53,901	1,950	—	5,329	711	2,021	63,912
(a)Amount represents the aggregate Company match and Company contribution made by ESAB during 2025 to such NEO’s 401(k) plan account and Non-Qualified Deferred Compensation Plan account. See the Nonqualified Deferred Compensation table and accompanying narrative for additional information on the Non-Qualified Deferred Compensation Plan.
(b)Amount represents amounts for financial planning services as reimbursed by the Company during 2025.
(c)Amount represents Company expenses incurred for private plane usage by Mr. Kambeyanda in 2025. The Company is billed directly for the charter flight services used for Mr. Kambeyanda’s personal travel. Mr. Kambeyanda is entitled to personal use of a private aircraft chartered by the Company in an aggregate amount not to exceed the lesser of (i) $100,000 in compensation income (i.e.
imputed income under tax rules) when combined with the cost of any reimbursed personal financial planning services and (ii) $300,000 in actual cost to the Company for any calendar year. The imputed income to Mr. Kambeyanda for these flights as calculated under the tax rules was $49,776, based on the Standard Industry Fare Level rates promulgated by the Internal Revenue Service. The Company does not gross-up or make whole Mr. Kambeyanda for the income imputed to his personal use of chartered flights.
(d)Amount represents premiums for group long-term and executive supplemental long-term disability insurance and disability income protection.
(e)Amount represents the imputed income of a life insurance benefit equal to 1.5 times salary, capped at $1,125,000 for each NEO.
(f)Amount represents the value of an annual executive physical examination and/or membership fees associated with concierge medicine services (including test results and consultation).
(5)Numbers may not sum due to rounding.

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2026 Proxy Statement

Grants of Plan-Based Awards for 2025
The following table sets forth certain information regarding grants of plan-based awards to our NEOs in 2025 under our compensation programs and plans.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of shares of stock or units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Shyam P. Kambeyanda	ESAB Incentive Plan	—	687,500	1,375,000	3,437,500	—	—	—	—	—	—	—
	Annual PRSUs	2/27/2025	—	—	—	9,140	22,849	45,698	—	—	—	3,011,727
	Retention PRSUs	2/27/2025	—	—	—	3,633	9,083	18,166	—	—	—	1,197,230
	Annual RSUs	2/27/2025	—	—	—	—	—	—	11,425	—	—	1,418,185
	Retention RSUs	2/27/2025	—	—	—	—	—	—	9,083	—	—	1,127,473
	Stock Options	2/27/2025	—	—	—	—	—	—	—	36,024	124.13	1,415,023
Kevin J. Johnson	ESAB Incentive Plan	—	275,600	551,200	1,378,000	—	—	—	—	—	—	—
	Annual PRSUs	2/27/2025	—	—	—	2,705	6,762	13,524	—	—	—	891,299
	Retention PRSUs	2/27/2025	—	—	—	2,422	6,056	12,112	—	—	—	798,241
	Annual RSUs	2/27/2025	—	—	—	—	—	—	3,381	—	—	419,684
	Retention RSUs	2/27/2025	—	—	—	—	—	—	6,056	—	—	751,731
	Stock Options	2/27/2025	—	—	—	—	—	—	—	10,661	124.13	418,764
Olivier Biebuyck	ESAB Incentive Plan	—	210,938	421,875	1,054,688	—	—	—	—	—	—	—
	Annual PRSUs	2/27/2025	—	—	—	1,776	4,441	8,882	—	—	—	585,368
	Retention PRSUs	2/27/2025	—	—	—	1,615	4,037	8,074	—	—	—	532,117
	Annual RSUs	2/27/2025	—	—	—	—	—	—	2,221	—	—	275,693
	Retention RSUs	2/27/2025	—	—	—	—	—	—	4,037	—	—	501,113
	Stock Options	2/27/2025	—	—	—	—	—	—	—	7,002	124.13	275,039

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2026 Proxy Statement

Michele Campion	ESAB Incentive Plan	—	166,110	332,220	830,550	—	—	—	—	—	—	—
	Annual PRSUs	2/27/2025	—	—	—	1,098	2,746	5,492	—	—	—	361,950
	Retention PRSUs	2/27/2025	—	—	—	808	2,019	4,038	—	—	—	266,124
	Annual RSUs	2/27/2025	—	—	—	—	—	—	1,373	—	—	170,430
	Retention RSUs	2/27/2025	—	—	—	—	—	—	2,019	—		250,618
	Stock Options	2/27/2025	—	—	—	—	—	—	—	4,328	124.13	170,004
Curtis E. Jewell	ESAB Incentive Plan	—	175,910	351,820	879,550	—	—	—	—	—	—	—
	Annual PRSUs	2/27/2025	—	—	—	1,454	3,634	7,268	—	—	—	478,998
	Retention PRSUs	2/27/2025	—	—	—	1,211	3,028	6,056	—	—	—	399,121
	Annual RSUs	2/27/2025	—	—	—	—	—	—	1,817	—	—	225,544
	Retention RSUs	2/27/2025	—	—	—	—	—	—	3,028	—	—	375,866
	Stock Options	2/27/2025	—	—	—	—	—	—	—	5,729	124.13	225,035
(1)Amounts represent the range of potential cash payouts for the 2025 performance period under the EIP. At the recommendation of management, the Company did not pay cash bonuses to our executive officers for fiscal 2025. See the Compensation Discussion and
Analysis for additional information.
(2)Amounts represent the range of potential shares issuable under annual and executive retention PRSU awards. The annual PRSUs cliff-vest at the end of a three-year performance period upon certification by the Compensation and Human Capital Management
Committee based on the performance level that has been met. The executive retention PRSUs are earned at the end of a three year-
performance period upon certification by the Compensation and Human Capital Management Committee based on the performance level that has been met and subsequently vest the first day of the month following the third, fourth and fifth anniversaries of the grant date, subject to continued employment on each applicable vesting date.
(3)Amounts represent annual awards and executive retention awards of RSUs. The annual RSUs vest in three equal annual installments beginning on the first day of the month following the first anniversary of the grant date. The executive retention RSUs vest in three equal annual installments beginning on the first day of the month following the third, fourth and fifth anniversaries of the grant date.
(4)Amounts represent annual stock option awards that vest ratably over three years, beginning on the first anniversary of the grant date, based on continued service.
(5)The amounts shown in this column represent the full grant date fair value of grants made to each NEO, as computed in accordance with FASB ASC Topic 718. For the RSU awards granted on February 27, 2025, the grant date fair value is calculated using a fair market value of $124.13. For stock options granted on February 27, 2025, the Black-Scholes value of $39.28 was used to calculate the grant date fair value. For the PRSUs granted on February 27, 2025, the grant date fair value of $131.81 is calculated using the Monte
Carlo simulation valuation method. Please refer to footnote (1) to the Summary Compensation Table for additional information regarding these assumptions.

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2026 Proxy Statement

Outstanding Equity Awards at 2025 Fiscal Year-End
The following table shows, as of December 31, 2025, the number of outstanding stock options, PRSU awards and RSU awards held by our NEOs.

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2026 Proxy Statement

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
Shyam P. Kambeyanda	—	36,024	124.13	2/26/2032	—		—		—		—
	12,330	24,662	93.82	2/21/2031	—		—		—		—
	33,105	16,553	61.32	3/7/2030	—		—		—		—
	37,070	—	47.34	5/11/2029	—		—		—		—
	19,153	—	51.96	2/16/2029	—		—		—		—
	18,539	—	55.96	2/21/2028	—	0	—	0	—	0	—
	24,888	—	46.94	2/23/2027	—		—		—		—
	59,404	—	33.49	2/24/2026	—		—		—		—
	—	—	—	—	57,158		6,385,692		—		—
	—	—	—	—	—		—		95,469		10,665,797
Kevin J. Johnson	—	10,661	124.13	2/26/2032	—		—		—		—
	3,853	7,707	93.82	2/21/2031	—		—		—		—
	10,845	5,423	61.32	3/7/2030	—		—		—		—
	15,907	—	47.34	5/11/2029	—		—		—		—
	6,575	—	55.96	2/21/2028	—		—		—		—
	7,300	—	46.94	2/23/2027	—		—	0	—	0	—
	9,139	—	33.49	2/24/2026	—		—		—		—
	—	—	—	—	23,434		2,618,046		—	0	—
	—	—	—	—	—		—		33,228		3,712,232
Olivier Biebuyck	—	7,002	124.13	2/26/2032	—		—		—		—
	2,569	5,138	93.82	2/21/2031	—		—		—		—
	7,610	3,806	61.32	3/7/2030	—		—		—		—
	8,511	—	47.34	5/11/2029	—		—		—		—
	7,440	—	55.96	2/21/2028	—		—		—		—
	—	—	—	—	15,484		1,729,872		—		—
	—	—	—	—	—		—		22,507		2,514,482
Michele Campion	—	4,328	124.13	2/26/2032	—		—		—		—
	1,747	3,494	93.82	2/21/2031	—		—		—		—
	5,175	2,588	61.32	3/7/2030	—		—		—		—
	7,196	—	47.34	5/11/2029	—		—		—		—
	—	—	—	—	9,287		1,037,544		—		—
	—	—	—	—	—	0	—		14,306		1,598,266
Curtis E. Jewell	—	5,729	124.13	2/26/2032	—		—		—		—
	1,914	3,828	93.82	2/21/2031	—		—		—		—
	5,137	2,569	61.32	3/7/2030	—		—		—		—
	6,985	—	47.34	5/11/2029	—		—		—		—
	4,894	—	55.96	2/21/2028	—		—		—		—
	6,570	—	46.94	2/23/2027	—		—		—		—
	3,960	—	33.49	2/24/2026	—		—		—		—
	—	—	—	—	10,827		1,209,592		—		—
	—	—	—	—	—		—		16,524	1 7 5 4 7 2 2	1,846,061
(1)The vesting date of unvested stock option awards is set forth beside each option expiration date in the following chart. Note that the vesting date provided reflects when the options fully vest. Stock option awards vest ratably over three years beginning on the first anniversary of the grant date. Annual stock option awards contain a retirement provision providing for the continued vesting of the award in the event the executive officer retires and meets certain eligibility criteria. Stock option awards with an April 5, 2022 grant date

57
2026 Proxy Statement

were Enovis stock options granted to our NEOs prior to the Company's separation from Enovis Corporation in 2022 that were converted into ESAB stock options of comparable value upon such separation.

Option Grant Date	Option Expiration Date	Option Full Vesting Date (options vest over three year period except as noted above)
2/27/2025	2/26/2032	2/27/2028
2/22/2024	2/21/2031	2/22/2027
3/8/2023	3/7/2030	3/8/2026
5/12/2022	5/11/2029	5/12/2025
4/5/2022	2/16/2029	2/17/2025
4/5/2022	2/21/2028	2/22/2024
4/5/2022	2/23/2027	2/24/2023
4/5/2022	2/24/2026	4/5/2022
(2)For Mr. Kambeyanda, the amounts represent (i) 21,593 RSUs that vest ratably over three years, beginning on May 12, 2025, (ii) 6,124
RSUs that vest ratably over three years, beginning on March 8, 2024, (iii) 8,933 RSUs that vest ratably over three years, beginning on
February 22, 2025, (iv) 11,425 RSUs that vest ratably over three years, beginning March 1, 2026 and (v) 9,083 RSUs that vest ratably over three years, beginning March 1, 2028. For Mr. Johnson, the amounts represent (i) 7,227 RSUs that vest ratably over three years, beginning on May 12, 2025, (ii) 2,006 RSUs that vest ratably over three years, beginning on March 8, 2024, (iii) 1,972 RSUs that vest ratably over three years, beginning on January 2, 2025, (iv) 2,792 RSUs that vest ratably over three years, beginning on February 22,
2025, (v) 3,381 RSUs that vest ratably over three years, beginning on March 1, 2026 and (vi) 6,056 RSUs that vest ratably over three years, beginning on March 1, 2028. For Mr. Biebuyck, the amounts represent (i) 4,724 RSUs that vest ratably over three years, beginning on May 12, 2025, (ii) 1,232 RSUs that vest ratably over three years, beginning on February 1, 2024, (iii) 1,408 RSUs that vest ratably over three years, beginning on March 8, 2024, (iv) 1,862 RSUs that vest ratably over three years, beginning on February
22, 2025, (v) 2,221 RSUs that vest ratably over three years, beginning March 1, 2026 and (vi) 4,037 RSUs that vest ratably over three years, beginning March 1, 2028. For Ms. Campion, the amounts represent (i) 3,671 RSUs that vest ratably over three years, beginning on May 12, 2025, (ii) 958 RSUs that vest ratably over three years, beginning on March 8, 2024, (iii) 1,266 RSUs that vest ratably over three years, beginning on February 22, 2025, (iv) 1,373 RSUs that vest ratably over three years, beginning March 1, 2026 and (v)
2,019 RSUs that vest ratably over three years, beginning March 1, 2028. For Mr. Jewell, the amounts represent (i) 3,644 RSUs that vest ratably over three years, beginning on May 12, 2025, (ii) 951 RSUs that vest ratably over three years, beginning on March 8,
2024, (iii) 1,387 RSUs that vest ratably over three years, beginning on February 22, 2025, (iv) 1,817 RSUs that vest ratably over three years, beginning March 1, 2026 and (v) 3,028 RSUs that vest ratably over three years, beginning March 1, 2028.
(3)The amounts shown in this column represent the market value of the unvested restricted stock units based on the closing price of
ESAB’s common stock on December 31, 2025, which was $111.72 per share, multiplied by the number of units, respectively, for each unvested award.
(4)The amounts shown in this column reflect unearned PRSUs as of December 31, 2025. If earned, these PRSUs are then subject to an additional service-based vesting period. The amounts shown in this column reflect awards made in 2025 and show the target amount of PRSUs that may be earned at the end of the performance period upon certification by the ESAB Compensation and Human Capital
Management Committee. The amounts would cliff vest at the end of the three-year performance period, if earned. The PRSUs granted in 2025 are reported at target performance. These amounts are reflected in the “Grants of Plan-Based Awards for 2025” table above under the column “Estimated Future Payouts Under Equity Incentive Plan Awards.”
(5)The amounts shown in this column represent the market value of the unearned PRSUs based on the closing price of ESAB’s common stock on December 31, 2025, which was $111.72 per share, multiplied by the threshold number of units, respectively, for each unvested and unearned performance stock award.

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2026 Proxy Statement

Option Exercises and Stock Vested
The following table provides information regarding the vesting of earned PRSUs and RSUs and option exercises during
2025. The number of shares acquired upon exercise or vesting and the value realized before payment of any taxes and broker commissions is reflected below. Value realized represents the product of the number of shares received upon exercise or vesting, as applicable, and the closing market price of our common stock on the exercise or vesting date, less the exercise price for options.
Option Exercises and Stock Vested During Fiscal 2025

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Shyam P. Kambeyanda	—	—	45,962	15,559,076
Kevin J. Johnson	—	—	14,522	3,600,226
Olivier Biebuyck	2,857	765,523	8,998	2,269,147
Michele Campion	3,171	735,535	7,487	1,670,962
Curtis E. Jewell	1,756	387,430	6,677	1,652,103

Nonqualified Deferred Compensation
Effective January 1, 2022, ESAB established The ESAB Group, Inc. Nonqualified Deferred Compensation Plan (the “ESAB
NQDC Plan”) to provide certain select members of management and other highly compensated employees with an opportunity to defer a stated percentage of their base compensation or their bonus compensation without regard to the compensation limits imposed by the Internal Revenue Code for ESAB’s 401(k) plan.
The ESAB NQDC Plan allows participants to defer up to 50% of their base salaries and up to 75% of their bonus compensation. In addition, ESAB may match all excess deferrals by participants and/or provide a company contribution.
These company contributions vest as determined by ESAB. Deferrals under the ESAB NQDC Plan are notionally invested among a number of different mutual funds, insurance company separate accounts, indexed rates or other measurement funds, which are selected periodically by the plan administrator. Each participant can allocate his or her deferrals among these notional fund investment options and may change elections by making a change of election with the plan administrator.
Simultaneously with the participant’s election to defer amounts under the ESAB NQDC Plan, the participant must elect the time and form of payment for the deferred amounts, which may generally be either a lump sum distribution or in quarterly installments payable over a period of two to ten years following a specified date (that must be at least one year following the end of the year to which the participant’s deferral election relates) or at least six months following the participant’s separation from service. Limited changes to deferral elections are permitted in accordance with the terms of the ESAB NQDC Plan.

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Nonqualified Deferred Compensation

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Shyam P. Kambeyanda	98,539	141,784	168,653	—	1,193,552
Kevin J. Johnson	46,371	57,816	340,901	—	2,243,376
Olivier Biebuyck	62,455	40,093	157,955	—	1,067,871
Michele Campion	14,224	23,183	2,909	—	177,158
Curtis E. Jewell	31,441	32,901	60,407	—	447,163
(1)With respect to each applicable NEO, amounts represent deferred salary and deferred bonus amounts that are reported in the
Summary Compensation Table above under the applicable column.
(2)All amounts reported in this column for each applicable NEO are reported in the “All Other Compensation” column of the Summary
Compensation Table above.
(3)No amounts reported in this column for each applicable NEO are reported in the Summary Compensation Table above.

Potential Payments Upon Termination or Change in Control
The information below describes relevant letter agreements, change in control agreements, severance plan and equity plan provisions for payments upon termination or a change in control and sets forth the amount of compensation that could have been received by each of the NEOs in the event such executive’s employment had terminated as of December 31, 2025 under the various applicable triggering events described below. The benefits discussed below are in addition to those generally available to all salaried employees, such as distributions under our 401(k) plan, health care benefits and disability benefits or vested amounts payable under the ESAB NQDC Plan described above. In addition, these benefits do not take into account any arrangements that we may provide in connection with an actual separation from service or a change in control. Due to the number of different factors that affect the nature and amount of any benefits provided in connection with these events, actual amounts payable to any of the NEOs should a separation from service or change-in-control occur during the year will likely differ, perhaps significantly, from the amounts reported below. Factors that could affect such amounts include the timing during the year of the triggering event, ESAB’s stock price and the target amounts payable under annual and long-term incentive arrangements that are in place at the time of the event.
Mr. Kambeyanda’s Employment Agreement
Pursuant to the terms of his employment agreement with the Company, Mr. Kambeyanda is entitled to the following severance payments or benefits in the event his employment is terminated by us without “cause” or he resigns for “good reason:”
■continued payment of his base salary then in effect for 24 months following termination;
■an amount equal to 200% of his target annual incentive bonus for the year of termination paid in equal installments over the 24 months following termination;
■pro rata portion of his annual bonus that would have been earned based on actual performance for the year of termination; and
■COBRA coverage for 24 months or until he becomes eligible for coverage by another company or is no longer eligible for COBRA.
Mr. Kambeyanda’s right to these severance payments and benefits is conditioned on his execution and non-revocation of a waiver and release agreement in favor of the Company. In addition, the employment agreement contains standard confidentiality covenants, non-disparagement covenants, non-competition covenants and non-solicitation covenants.

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2026 Proxy Statement

In the event that all or any portion of any payment or benefit to Mr. Kambeyanda pursuant to his employment agreement or otherwise constitutes excess parachute payments under Section 280G of the Internal Revenue Code such that such payment or benefit would trigger the excise tax provisions of the Internal Revenue Code, such amounts are to be reduced so that the excise tax provisions are not triggered, but only upon determination that the after-tax value of the termination benefits calculated with the restriction described above exceed the value of those calculated without such restriction.
Mr. Kambeyanda’s agreement further provides that ESAB is entitled to recover any compensation paid to Mr. Kambeyanda which is subject to recovery under applicable law or regulation or under the Company’s clawback policy.
For purposes of Mr. Kambeyanda’s employment agreement, the below terms generally have the following meanings:
■“cause” means:
–an intentional act of fraud, embezzlement or theft in connection with his employment by the Company or any subsidiary;
–intentional wrongful damage to property of the Company or its subsidiaries;
–intentional wrongful disclosure of secret processes or confidential information of the Company or its subsidiaries;
–conviction of a criminal offense;
–intentional wrongful engagement in any competitive activity which would constitute a material breach of the duty of loyalty;
–any such act is materially harmful to the Company and its subsidiaries taken as a whole; or
–substantial and repeated failure to perform his material duties after demand from the Company.
■“good reason” means:
–a material diminution in Mr. Kambeyanda’s title, reporting relationships, duties, status, role, authority or responsibilities;
–removal of Mr. Kambeyanda from the position of Chief Executive Officer of the Company;
–the relocation of Mr. Kambeyanda’s principal office by more than 50 miles from its current location in North
Bethesda, Maryland;
–failure of the Company to assign or for any successor to assume the obligations of the Company under the employment agreement; or
–a breach of a material provision of the employment agreement by the Company, in each case, provided that the Company fails to cure the act constituting “good reason” upon notice.
Change in Control Agreements
The Company is party to a change in control agreement with each of its executive officers (the “Change in Control
Agreements”). The Change in Control Agreements supersede and replace any prior agreement between ESAB and each executive officer with respect to a change in control (as such term is defined in the Change in Control Agreement) of ESAB, except to the extent such executive officer has an offer letter or other employment agreement with ESAB, in which case the agreement with terms more favorable to the executive officer will control.
Pursuant to the terms of the Change in Control Agreements with each of Messrs. Kambeyanda, Johnson, Biebuyck and
Jewell and Ms. Campion, in the event of a change in control, the executive will continue to be paid an annual base salary at a rate not less than such executive’s current fixed or base compensation and will be given a bona fide opportunity to earn his or her annual cash bonus opportunity for the year. In the event the executive’s employment is terminated by us without
“cause” or he or she resigns for “good reason” (each as described below) during the two year period following, or the three month period preceding, a change in control, such executive is entitled to a lump sum payment equal to the sum of: (i) two times the executive’s base salary, plus (ii) two times his or her target annual cash bonus opportunity for the year. Any outstanding long-term equity incentive awards held by the executive officer will continue to be treated in accordance with the terms and conditions of the award agreements and plans pursuant to which such awards were granted.

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2026 Proxy Statement

Each executive’s right to the severance payments is conditioned upon the executive’s execution and non-revocation of a general release of claims in favor of ESAB. In addition, each Change in Control Agreement contains standard confidentiality covenants, non-disparagement covenants, non-competition covenants and non-solicitation covenants.
In the event that any payment or benefit under the Change in Control Agreements would constitute a “parachute payment”
within the meaning of Section 280G of the Internal Revenue Code and would have the effect of decreasing the after-tax amounts received by the executive, the executive has the right to reduce or eliminate any such payment or benefit to avoid having the payment or benefit being deemed a parachute payment.
For purposes of the Change in Control Agreements, the following terms have the following meanings:
■“cause” means that, prior to any termination, the executive committed:
–an intentional act of fraud, embezzlement or theft in connection with his or her employment by the
Company or any subsidiary;
–intentional wrongful damage to property of the Company or its subsidiaries;
–intentional wrongful disclosure of secret processes or confidential information of the Company or its subsidiaries;
–conviction of a criminal offense; or
–intentional wrongful engagement in any competitive activity which would constitute a material breach of the duty of loyalty
and any such act is materially harmful to the Company and its subsidiaries taken as a whole.
■“change in control” means any of the following:
–the acquisition by any person of beneficial ownership of more than 50% of the then-outstanding common stock of the Company or the combined voting power of the then-outstanding voting securities of the
Company, subject to certain exceptions;
–individuals who constitute the Board as of the date of the change in control agreement (together with any new directors approved by the vote of at least a majority of the directors comprising the Board as of the date of the change in control agreement or subsequently approved) cease for any reason (other than death or disability) to constitute at least a majority of the Board;
–the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company, subject to certain exceptions; or
–approval by the Company’s stockholders of a complete liquidation or dissolution of the Company.
■“good reason” means:
–failure to maintain the executive in the positions with the Company or its subsidiaries which the executive held immediately prior to the change in control or the removal of the executive as a director of the
Company, if applicable;
–a material reduction in the nature or scope of responsibilities or duties attached to the positions the executive held with ESAB and its subsidiaries immediately prior to the change in control, a material reduction in the executive’s base salary and annual cash bonus opportunity or the termination or material modification of the material employee benefits available to the executive immediately prior to the change in control;
–the liquidation, dissolution, merger, consolidation or reorganization of the Company or a transfer or all or a significant portion of its business and/or assets, unless the successor has assumed all of the Company’s duties and obligations under the Change in Control Agreement;
–the Company relocates its principal executive offices, or the Company or any subsidiary requires the executive to have his or her principal location of work changed, to any location more than 50 miles from the location immediately prior to the change in control or the Company or its subsidiaries require the executive to travel significantly more than was required prior to the change in control; or
–any material breach of the Change in Control Agreement by the Company or any successor.

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2026 Proxy Statement

Executive Officer Severance Plan
The ESAB Corporation Executive Officer Severance Plan provides severance benefits upon termination without cause or for good reason for ESAB executive officers who are not otherwise contractually entitled to severance payments or benefits pursuant to a separate agreement with ESAB. Messrs. Johnson, Biebuyck and Jewell and Ms. Campion are participants in
ESAB’s Executive Officer Severance Plan. The Executive Officer Severance Plan does not provide for enhanced severance in connection with a change in control. Severance provided in the event of termination without “cause” or for “good reason” (as each such term is defined in the plan) is in the form of a lump sum payment equal to one times the executive’s base salary in effect, a pro rata payment of his or her target annual incentive compensation for the year of termination, company-paid COBRA coverage for up to 12 months, and outplacement benefits. The Executive Officer Severance Plan does not provide for any additional change in control benefits beyond those set forth in the Change in Control Agreements described above.
Equity Awards
For awards granted under the Amended and Restated ESAB Corporation 2022 Omnibus Incentive Plan, the vesting of outstanding equity awards, other than performance-based awards, accelerates in full upon the death or total and permanent disability of the grantee or, unless assumed or substituted by the entity resulting from a business combination, upon a
“change in control” (as defined below). The vesting of the outstanding PRSUs accelerates in full upon the death or total and permanent disability of the grantee only if and when the performance criteria for such award are achieved as of the end of the performance period upon certification of the same by ESAB’s Compensation and Human Capital Management
Committee, or immediately if the performance period has already ended and ESAB’s Compensation and Human Capital
Management Committee has certified that the performance criteria have been achieved. The outstanding PRSUs will be deemed to have been earned at the greater of target level and the actual level of performance as of the date immediately prior to the “change in control,” and shares of stock subject to the PRSUs will be delivered immediately prior to the change in control, unless assumed or substituted by the entity resulting from a business combination. While these benefits are available to all of our equity plan participants equally, pursuant to SEC requirements, we have included these acceleration benefits in the table below. In addition, in the event of termination of service other than for death, disability or cause, any stock option awards will remain exercisable to the extent vested for 90 days after termination of service.
A “change in control” under the Amended and Restated 2022 Omnibus Incentive Plan for equity awards is generally defined as the occurrence of any of the following:
■the acquisition by any person of beneficial ownership of more than fifty percent (50%) of either the then-
outstanding shares of ESAB common stock or the combined voting power of the then-outstanding voting securities of ESAB, subject to certain exceptions;
■incumbent directors no longer constituting a majority of the board of directors of ESAB;
■consummation of a reorganization, merger, consolidation or sale of ESAB or other disposition of all or substantially all of ESAB’s assets (unless, following such business combination, certain thresholds regarding stock ownership and board composition are met); or
■approval of a complete liquidation or dissolution of ESAB by its stockholders.
Estimate of Payments
The following table provides information related to compensation payable to each NEO assuming termination of such executive’s employment on December 31, 2025, or assuming a change of control or corporate transaction with corresponding qualifying termination occurred on December 31, 2025. Amounts also assume the price of ESAB’s common stock was $111.72, the closing price on December 31, 2025, the last trading day of the 2025 fiscal year.

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2026 Proxy Statement

Potential Payments Upon Termination or Change of
Control

Executive	Shyam P. Kambeyanda	Kevin J. Johnson	Olivier Biebuyck	Michele Campion	Curtis E. Jewell
Employment Agreement/Severance Plan Benefits:
Termination without “cause” or “good reason”
Payment Over 12 or 24 Months(1)	4,950,000	689,000	562,500	474,600	502,600
Pro Rata Incentive Compensation(2)	1,375,000	551,200	421,875	332,220	351,820
Termination in connection with a “change of control”
Lump Sum Payment	4,950,000	2,480,400	1,968,750	1,613,640	1,708,840
Accelerated Stock Options(3)	828,663	278,971	196,898	139,267	126,902
Accelerated PRSUs(2)(4)	10,665,797	3,712,232	2,514,482	1,598,266	1,846,061
Accelerated RSUs(5)	6,385,692	2,618,046	1,729,872	1,037,544	1,209,592
ESAB NQDC Plan(6)	1,193,552	2,243,376	1,067,871	177,158	447,163
(1)For Mr. Kambeyanda, the amount is paid over 24 months following termination. For the other NEOs, the amount is paid over 12 months following termination.
(2)Assumes achievement at target.
(3)Stock options accelerate upon death, disability and a change of control of ESAB pursuant to the terms of the awards, as further described above under “Potential Payments Upon Termination or Change in Control of ESAB—Equity Awards.” The amounts in the table assume full vesting.
(4)Pursuant to the terms of the PRSU awards, outstanding PRSUs will be deemed to have been earned at the greater of target level and the actual level of performance as of the date immediately prior to the “change in control,” and shares of stock subject to the
PRSUs will be delivered immediately prior to the change in control, unless assumed or substituted by the entity resulting from a business combination. See “Potential Payments Upon Termination or Change in Control of ESAB—Equity Awards.”
(5)RSUs accelerate upon death, disability and a change of control of ESAB pursuant to the terms of the awards, as further described above under “Potential Payments Upon Termination or Change in Control of ESAB—Equity Awards.” The amounts in the table assume full vesting.
(6)Amounts represent the aggregate balance of the NEO’s ESAB NQDC Plan account as of December 31, 2025. Amounts disclosed under “Termination in connection with a ‘change of control’” assume that the aggregate balance of each NEO’s ESAB NQDC Plan account was paid out in connection with a change in control of ESAB. For more details on this plan, see “Nonqualified Deferred
Compensation” above.

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2026 Proxy Statement

■CEO PAY RATIO DISCLOSURE
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of
Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our median compensated associate and the annual total compensation of Mr. Kambeyanda, our President and Chief Executive
Officer. The pay ratio included in this section is a reasonable estimate calculated in a matter consistent with Item 402(u) of
Regulation S-K.
For 2025:
■the annual total compensation of the median compensated employee of all of our employees (other than our
CEO) was $40,862; and
■the annual total compensation of Mr. Kambeyanda, as presented in the Summary Compensation Table, was
$9,695,542.

Based on this information, for 2025 the ratio of the annual total compensation of Mr. Kambeyanda, our Chief
Executive Officer, to the annual total compensation of our median compensated employee was 237.3 to one.

The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
To identify our median compensated employee, as well as to determine the annual total compensation of this “median employee”:
■As disclosed in our proxy statement for our 2025 Annual Meeting of Stockholders, we previously evaluated our employee population and determined, as of December 31, 2024, our employee population consisted of approximately 8,282 persons, of whom approximately 1,253 were employed in the United States and approximately 7,029 were employed outside the United States, based on our payroll records;
■Based on payroll data for all employees aside from those noted as excluded above, we used annualized base salary or base pay rate to identify our median employee as of December 31, 2024, who was a full-time, hourly associate in Brazil;
■We determined that there were no material changes to our employee population in fiscal 2025 and, therefore, determined that we would use the same median employee as in fiscal 2024;
■We annualized the compensation of associates employed by us for less than a full fiscal year; and
■Once the median employee was identified, we calculated the elements of this employee’s compensation for 2025 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-X, resulting in annual total compensation of $40,862 based on the exchange rate in effect as of December 31, 2025.

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2026 Proxy Statement

■PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of
Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” and certain financial performance of the Company. For further information concerning the Company’s pay for performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to
“Compensation Discussion and Analysis – Our Executive Compensation Program.”

Year (a)	Summary Compensation Table Total for PEO ($)(1) (b)	Compensation Actually Paid to PEO ($)(2) (c)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3) (d)	Average Compensation Actually Paid to Non-PEO NEOs ($)(4) (e)	Value of Initial Fixed $100 Investment Based On:		Net Income ($)(7) (h)	Adjusted EBITDA Percentage (8) (i)
					Total Shareholder Return ($)(5) (f)	Peer Group Total Shareholder Return ($)(6) (g)
2025	9,695,542	4,991,509	2,709,162	1,565,227	252.22	165.70	226,766,000	20.0%
2024	7,983,805	19,523,449	2,185,363	4,482,512	269.89	146.72	264,842,000	19.7%
2023	7,906,336	17,989,528	2,434,263	4,211,247	194.36	129.29	205,285,000	18.4%
2022	9,508,798	9,392,125	2,586,988	2,559,861	104.93	98.37	223,747,000	16.8%
(1)The dollar amount reported in column (b) is the amount reported for Shyam P. Kambeyanda (the Company’s Chief Executive
Officer) for 2025, 2024, 2023 and 2022 in the “Total” column in our Summary Compensation Table. Refer to the Summary
Compensation Table.
(2)The dollar amount reported in column (c) represents the amount of “compensation actually paid” to Mr. Kambeyanda, as computed in accordance with Item 402(v) of Regulation S-K and does not reflect the total compensation actually realized or received by Mr. Kambeyanda. In accordance with Item 402(v), these amounts reflect “Total Compensation” as set forth in the
Summary Compensation Table for 2025, 2024, 2023 and 2022, adjusted as shown below. Equity values are calculated in

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2026 Proxy Statement

accordance with FASB ASC Topic 718, using valuation assumptions and methodologies consistent with those used for grant-date values.

Compensation Actually Paid to PEO	2025	2024	2023	2022
Summary Compensation Table Total	$9,695,542	$7,983,805	$7,906,336	$9,508,798
Less, value of “Stock Awards” and “Option Awards” reported in Summary Compensation Table	8,169,638	4,971,209	4,466,855	6,728,131
Less, Change in Pension Value reported in Summary Compensation Table	—	—	—	—
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	7,144,252	7,357,733	6,974,819	6,472,566
Plus, fair value as of vesting date of equity awards granted and vested in the year	—	—	—	—
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	(3,066,482)	8,070,108	6,893,881	113,246
Plus (less), year over year change in fair value of equity awards granted in prior years that vested in the year	(635,693)	1,061,225	661,468	11,436
Plus, value of dividends or other earnings paid on stock awards not otherwise reflected in fair value or total compensation	23,528	21,787	19,879	14,210
Less, prior year-end fair value for any equity awards forfeited in the year	—	—	—	—
Plus, pension service cost for services rendered during the year	—	—	—	—
Compensation Actually Paid to Shyam P. Kambeyanda	$4,991,509	$19,523,449	$17,989,528	$9,392,125
(3)The dollar amount reported in column (d) represents the average of the amounts reported for the Company’s NEOs as a group
(excluding Mr. Kambeyanda) in the “Total” column of the Summary Compensation Table for 2025, 2024, 2023 and 2022. The
names of each of the NEOs included for these purposes for each year are: (i) for 2025 and 2022, Kevin J. Johnson, Olivier
Biebuyck, Michele Campion and Curtis E. Jewell and (ii) for 2024 and 2023, Kevin J. Johnson, Olivier Biebuyck, Curtis E. Jewell
and Eleanor Lukens.
(4)The dollar amount reported in column (e) represents the average amount of “compensation actually paid” to the NEOs as a group
(excluding Mr. Kambeyanda), as computed in accordance with Item 402(v) of Regulation S-K. In accordance with these rules, this amount reflects “Total Compensation” as set forth in the Summary Compensation Table for 2025, 2024, 2023 and 2022, adjusted

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2026 Proxy Statement

as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, using valuation assumptions and methodologies consistent with those used for grant-date values.

Average Compensation Actually Paid to Non-PEO NEOs	2025	2024	2023	2022
Average Summary Compensation Table Total	$2,709,162	$2,185,363	$2,434,263	$2,586,988
Less, average value of “Stock Awards” and “Option Awards” reported in Summary Compensation Table	2,093,185	1,090,890	1,212,010	1,249,699
Less, average Change in Pension Value reported in Summary Compensation Table	—	—	—	—
Plus, average year-end fair value of outstanding and unvested equity awards granted in the year	1,827,517	1,610,165	1,887,523	1,212,260
Plus, average fair value as of vesting date of equity awards granted and vested in the year	—	—	—	—
Plus (less), average year over year change in fair value of outstanding and unvested equity awards granted in prior years	(663,238)	1,621,052	1,001,067	14,352
Plus (less), average year over year change in fair value of equity awards granted in prior years that vested in the year	(220,918)	151,912	96,340	(6,876)
Plus, value of dividends or other earnings paid on stock awards not otherwise reflected in fair value or total compensation	5,889	4,910	4,064	2,836
Less, prior year-end fair value for any equity awards forfeited in the year	—	—	—	—
Plus, average pension service cost for services rendered during the year	—	—	—	—
Average Compensation Actually Paid to Non-PEO NEOs	$1,565,227	$4,482,512	$4,211,247	$2,559,861
(5)Total Shareholder Return (“TSR”) is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period, by (b) the Company’s share price at the beginning of the measurement period. The beginning of the 2022 measurement period for the table is April 5, 2022, the date our common stock commenced regular-way trading on the NYSE.
(6)The peer group used for this purpose is the S&P 400 Industrials Index consistent with that presented in our Annual Report on
Form 10-K under Item 201(e) of Regulation S-K.
(7)The dollar amount reported represents the amount of Net income attributable to ESAB Corporation reflected in the Company’s audited financial statements for the applicable year.
(8)Adjusted EBITDA percentage, the Company-Selected Measure, represents the most important financial measure used to link performance to pay in 2025, 2024, 2023 and 2022. Adjusted EBITDA percentage is a non-GAAP performance measure and is the ratio between Adjusted EBITDA and net sales. Adjusted EBITDA is measured by comparing Adjusted EBITDA excluding any unbudgeted acquisitions to the 2025 Adjusted EBITDA targets at actual foreign exchange rates and is defined as U.S. GAAP net income from continuing operations plus net interest expense, income taxes and acquisition-amortization and other related charges, separation costs, restructuring costs per company policy, non-cash asset impairments including goodwill and intangibles, unbudgeted acquisition and divestiture costs, foreign currency exchange gains or losses arising from initial recognition of a highly inflationary currency, pension curtailment costs, effects from changes in U.S. GAAP or other unplanned or nonrecurring items that the Compensation and Human Capital Management Committee considers unusual and not representative of the underlying economic performance of the Company, with budgeted results for any divested/discontinued entities added to actual results in determining performance. 2025, 2024, 2023 and 2022. Adjusted EBITDA also excludes Russia for Fiscal Year
2025, 2024 and 2023 and from April 2, 2022 to December 31, 2022 for Fiscal Year 2022.

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2026 Proxy Statement

Description of Certain Relationships between Information Presented in the Pay versus
Performance Table
As described in more detail in “Compensation Discussion & Analysis – Our Executive Compensation Program,” the
Company’s executive compensation program reflects a variable, pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid (“CAP”), Cumulative TSR and Peer Group TSR

Compensation Actually Paid vs. TSR*
Total Shareholder Return (Growth of $100 Invested)
Compensation Actually Paid ($ millions)
300
200
100
0
30
20
10
0
$270
$252
$194
$147
$129
$166
$105
$98
$9.4
$2.6
$18.0
$4.2
$19.5
$4.5
$5.0
$1.6
Apr 5 2022
Dec 31 2022
Dec 31 2023
Dec 31 2024
Dec 31 2025
PEO CAP
Non-PEO Average CAP
ESAB TSR
Peer Group TSR

*The graph tracks the performance of a $100 investment, assuming reinvestment of dividends, in our common stock and in each index from April 5, 2022, the date our common stock commenced regular-
way trading on the New York Stock Exchange, to December 31, 2025.

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2026 Proxy Statement

Compensation Actually Paid and Net Income

Compensation Actually Paid vs. Net Income
300.0
200.0
100.0
0.0
Net Income ($ millions)
30.0
20.0
10.0
0.0
Compensation Actually Paid ($ millions)
$223.7
$205.3
$265.0
$226.8
$9.4
$2.6
$18.0
$4.2
$19.5
$4.5
$5.0
$1.6
Apr 5 2022
Dec 31 2022
Dec 31 2023
Dec 31 2024
Dec 31 2025
PEO CAP
Non-PEO Average CAP
Net Income

Compensation Actually Paid and Adjusted EBITDA Percentage

Compensation Actually Paid vs. Adjusted EBITDA Percentage
Adjusted EBITDA Percentage
Compensation Actually Paid ($ millions)
20%
15%
10%
5%
0%
30.0
20.0
10.0
0.0
16.8%
18.4%
19.7%
20.0%
$9.4
$2.6
$18.0
$4.2
$19.5
$4.5
$5.0
$1.6
Apr 5 2022
Dec 31 2022
Dec 31 2023
Dec 31 2024
Dec 31 2025
PEO CAP
Non-PEO Average CAP
Adjusted EBITDA Percentage

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2026 Proxy Statement

Financial Performance Measures
As described in greater detail in “Compensation Discussion and Analysis – Our Executive Compensation Program,” the
Company’s executive compensation program reflects a variable, pay-for-performance philosophy. We believe that our compensation programs motivate performance-driven leadership that is aligned to achieve our financial and strategic objectives with the intention to deliver superior long-term returns to our stockholders. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measures used by the
Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
■Adjusted EBITDA Percentage
■Working Capital Turns
■Adjusted Net Sales
■Adjusted Free Cash Flow
■Adjusted Earnings per Share
■Relative Total Shareholder Return

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2026 Proxy Statement

■EQUITY COMPENSATION PLAN
INFORMATION
The following table summarizes ESAB Corporation’s equity plan information as of December 31, 2025:

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by Company stockholders	1,284,921		$65.36	3,488,743
Stock options	611,206		$65.36	—
Restricted stock units	298,597		—	—
Performance-based restricted stock units	375,118	(2)	—	—
Equity compensation plans not approved by Company stockholders	—		—	—
Total	1,284,921		$65.36	3,488,743
(1)The weighted average exercise price does not take into account the shares issuable upon outstanding RSUs and PRSUs vesting, which have no exercise price.
(2)This number assumes shares will be issued at the maximum vesting amount for outstanding PRSUs.

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2026 Proxy Statement

■DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our officers (as defined under Section 16(a) of the Exchange Act), directors and persons who own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Based on our records and other information, we believe that each of our officers, directors and certain beneficial owners of our common stock complied with all Section 16(a) filing requirements applicable to them during
2025 on a timely basis, except that one Form 4 reporting one transaction for Renato Negro related to the vesting of certain restricted stock units was filed late due to administrative delay.

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2026 Proxy Statement

Proposal 3:Approval of Named Executive Officers’
Compensation, on a Non-Binding Advisory
Basis (“Say-on-Pay”)
We are asking our stockholders to cast an advisory vote at our Annual Meeting to approve the compensation of our named executive officers, as disclosed in this Proxy Statement. Pursuant to Section 14A of the Exchange Act, we are asking that you vote on the following advisory resolution:
“RESOLVED, that the 2025 compensation paid to the Company’s named executive officers, as disclosed pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
Although the vote is non-binding, the Compensation and Human Capital Management Committee and the Board of Directors
value your opinion and will consider the outcome of the vote in establishing our compensation philosophy and making future compensation decisions. At the 2025 Annual Meeting of Stockholders, 96% of the votes cast supported our Say-on-Pay proposal.
At the 2023 Annual Meeting of Stockholders, a majority of our stockholders voted in favor of holding a Say-on-Pay vote every year. Accordingly, at this time, we intend to seek stockholder approval of our executive compensation program on an annual basis and thus expect the next such vote to occur at our 2027 Annual Meeting of Stockholders.
Why You Should Approve Our Executive Compensation
Program
As discussed in our Compensation Discussion and Analysis, we believe our compensation programs and practices are appropriate and effective in implementing our compensation philosophy, and our focus remains on linking compensation to performance while aligning the interests of management with those of our stockholders.
Vote Required
The affirmative vote of the holders of a majority of the votes cast (excluding abstentions and broker non-votes) is required to approve the advisory vote approving the compensation of our named executive officers.
Board Recommendation

The Board unanimously recommends that you vote “FOR” Proposal 3, which is the advisory approval of ESAB’s named executive officer compensation as disclosed in this Proxy Statement. We strongly urge stockholders to review our entire Compensation Discussion and Analysis and the accompanying tables, which provide complete information on the compensation awarded to the named executive officers and the reasoning supporting those awards.

74
2026 Proxy Statement

■BENEFICIAL OWNERSHIP OF OUR
COMMON STOCK
The following table sets forth certain information as of March 18, 2026 (unless otherwise specified), with respect to the beneficial ownership of our common stock by each person who is known to own beneficially more than 5% of the outstanding shares of common stock, each person currently serving as a director, each nominee for director, each NEO (as listed below), and all directors and executive officers as a group. Unless otherwise indicated, to our knowledge, each person has sole dispositive and voting power over the shares in the table.

Name and address of Beneficial Owners	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares
5% Beneficial Owners
T. Rowe Price Investment Management, Inc.(1)	8,015,180	13.2%
T. Rowe Price Associates, Inc.(2)	5,852,722	9.6%
The Vanguard Group(3)	5,558,383	9.1%
BlackRock, Inc.(4)	4,764,151	7.8%

5% Beneficial Owner and Director
Mitchell P. Rales(5)	3,606,271	5.9%

Directors and Named Executive Officers
Shyam P. Kambeyanda(6)	315,974	*
Kevin J. Johnson(6)	93,483	*
Olivier Biebuyck(6)	56,579	*
Michele Campion(6)	28,807	*
Curtis E. Jewell(6)(7)	52,781	*
Patrick W. Allender(8)(9)	111,105	*
Melissa Cummings(9)	16,000	*
Rhonda L. Jordan(9)(10)	28,464	*
Robert S. Lutz(9)	20,796	*
Sébastien Martin(9)	777	*
Stephanie M. Phillipps(9)	17,912	*
Didier Teirlinck(9)	28,168	*
Rajiv Vinnakota(9)	23,100	*
All Directors and Executive Officers as a Group (14 persons)(6)(9)	4,400,217	7.2%
*Represents beneficial ownership of less than 1%.
(1)The amount shown and the following information is derived from a Schedule 13G/A filed May 14, 2025 by T. Rowe Price Investment
Management, Inc. (“Price Investment Management”), which sets forth Price Investment Management’s beneficial ownership as of
March 31, 2025. According to the Schedule 13G/A, Price Investment Management has sole voting power over 7,995,725 shares of common stock and sole dispositive power over 8,015,180 shares of common stock. The business address of Price Investment
Management is 1307 Point Street, Baltimore, MD 21231.
(2)The amount shown and the following information is derived from a Schedule 13G/A filed February 17, 2026 by T. Rowe Price
Associates, Inc. (“Price Associates”), which set forth Price Associates’s beneficial ownership as of December 31, 2025. According to

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2026 Proxy Statement

the Schedule 13G/A, Price Associates has sole power to vote 5,670,668 shares of common stock and sole dispositive power over
5,852,692 shares of common stock. The business address of Price Associates is 1307 Point Street, Baltimore, MD 21231.
(3)The amount shown and the following information is derived from a Schedule 13G/A filed February 13, 2024 by The Vanguard Group
(“Vanguard”), which sets forth Vanguard’s beneficial ownership as of December 29, 2023. According to the Schedule 13G/A, Vanguard
has shared voting power of 20,554 shares of common stock, sole dispositive power over 5,483,356 shares of common stock, and shared dispositive power over 75,027 shares of common stock. The business address of Vanguard is 100 Vanguard Blvd., Malvern,
PA 19355.
(4)The amount shown and the following information is derived from a Schedule 13G/A filed January 26, 2024 by BlackRock, Inc.
(“BlackRock”), which sets forth BlackRock’s beneficial ownership as of December 31, 2023. According to the Schedule 13G/A,
BlackRock has sole voting power over 4,620,985 shares of common stock and sole dispositive power over 4,764,151 shares of common stock. The business address of BlackRock is 50 Hudson Yards, New York, NY 10001.
(5)Includes 9,632 shares owned by Mr. Rales’s two minor children, 226,421 shares held by the Mitchell P. Rales Family Trust of which
Mr. Rales is trustee, 3,355,765 shares held by a revocable trust of which Mr. Rales is the trustee, and 14,453 shares owned directly
(consisting of 8,333 shares attributable to Mr. Rales's individual retirement account and 6,120 DRSUs that have vested or will vest within 60 days of March 18, 2026 and will be delivered following the conclusion of service of the Board). Mr. Rales has sole voting power and sole dispositive power with respect to 3,355,765 shares of common stock. Mr. Rales disclaims beneficial ownership of all shares held by his minor children and the Mitchell P. Rales Family Trust except to the extent of his pecuniary interest therein.The business address of Mr. Rales is 11790 Glen Road, Potomac, MD 20854.
(6)Beneficial ownership by NEOs and our executive officers as a group includes: (i) RSUs that will vest within 60 days of March 18, 2026, and (ii) shares that such individuals have the right to acquire upon the exercise of options that have vested or will vest within 60 days of
March 18, 2026. Beneficial ownership by NEOs includes: (i) for Mr. Kambeyanda, 10,796 RSUs that will vest within 60 days of March
18, 2026 and 185,977 shares that Mr. Kambeyanda has the right to acquire upon the exercise of options that have vested or will vest within 60 days of March 18, 2026, (ii) for Mr. Johnson, 3,613 RSUs that will vest within 60 days of March 18, 2026 and 57,309 shares that Mr. Johnson has the right to acquire upon the exercise of options that have vested or will vest within 60 days of March 18, 2026,
(iii) for Mr. Biebuyck, 2,362 RSUs that will vest within 60 days of March 18, 2026 and 34,839 shares that Mr. Biebuyck has the right to acquire upon the exercise of options that have vested or will vest within 60 days of March 18, 2026, (iv) for Ms. Campion, 1,835 RSUs that will vest within 60 days of March 18, 2026 and 12,699 shares that Ms. Campion has the right to acquire upon the exercise of options that have vested or will vest within 60 days of March 18, 2026, (v) for Mr. Jewell, 1,822 RSUs that will vest within 60 days of
March 18, 2026 and 31,892 shares that Mr. Jewell has the right to acquire upon the exercise of options that have vested or will vest within 60 days of March 18, 2026, and (vi) for all of our executive officers as a group, 20,428 RSUs that will vest within 60 days of
March 18, 2026 and 322,716 shares that our executive officers have the right to acquire upon the exercise of options that have vested or will vest within 60 days of March 18, 2026.
(7)Includes 355.835 shares held in Mr. Jewell’s 401(k) account.
(8)Includes 33,308 shares owned by the JWA Irrevocable Trust #1, 21,704 shares held by the JWA Irrevocable Trust #2, 11,406 shares held by the JWA GRAT #2 and 13,067 shares held by an irrevocable trust, of which Mr. Allender is a trustee. Mr. Allender disclaims beneficial ownership of all shares held by the JWA irrevocable trusts, the JWA GRAT and the irrevocable trust except to the extent of his pecuniary interest therein.
(9)Beneficial ownership by directors (other than Mr. Rales and Mr. Kambeyanda) includes: (i) for Mr. Allender, 9,006 DRSUs that have vested or will vest within 60 days of March 18, 2026 and will be delivered following the conclusion of service of the Board and 22,292 shares that Mr. Allender has the right to acquire upon the exercise of director stock options that have vested or will vest within 60 days of March 18, 2026; (ii) for Ms. Cummings, 3,560 DRSUs that have vested or will vest within 60 days of March 18, 2026 and will be delivered following the conclusion of service of the Board and 12,440 shares that Ms. Cummings has the right to acquire upon the exercise of director stock options that have vested or will vest within 60 days of March 18, 2026; (iii) for Ms. Jordan, 3,407 DRSUs that have vested or will vest within 60 days of March 18, 2026 and will be delivered following the conclusion of service of the Board and
16,725 shares that Ms. Jordan has the right to acquire upon the exercise of director stock options that have vested or will vest within
60 days of March 18, 2026; (iv) for Mr. Lutz, 8,356 DRSUs that have vested or will vest within 60 days of March 18, 2026 and will be delivered following the conclusion of service of the Board and 12,440 shares that Mr. Lutz has the right to acquire upon the exercise of director stock options that have vested or will vest within 60 days of March 18, 2026; (v) for Dr. Martin, 777 shares that Dr. Martin has the right to acquire upon the exercise of director stock options that have vested or will vest within 60 days of March 18, 2026; (vi) for
Ms. Phillipps, 4,503 DRSUs that have vested or will vest within 60 days of March 18, 2026 and will be delivered following the conclusion of service of the Board and 12,440 shares that Ms. Phillipps has the right to acquire upon the exercise of director stock options that have vested or will vest within 60 days of March 18, 2026; (vii) for Mr. Teirlinck, 8,076 DRSUs that have vested or will vest within 60 days of March 18, 2026 and will be delivered following the conclusion of service of the Board and 16,725 shares that Mr.
Teirlinck has the right to acquire upon the exercise of director stock options that have vested or will vest within 60 days of March 18,
2026; and (viii) for Mr. Vinnakota, 14,358 shares that Mr. Vinnakota has the right to acquire upon the exercise of director stock options that have vested or will vest within 60 days of March 18, 2026.
(10)Includes 6,003 shares held by a family trust, 2,037 shares held by Ms. Jordan’s spouse and 292 shares held in a trust account. Ms.
Jordan disclaims beneficial ownership of all shares held in trust and by her spouse, except to the extent of her pecuniary interest therein.

76
2026 Proxy Statement

GENERAL MATTERS
Outstanding Stock and Voting Rights
The Board has fixed the close of business on March 18, 2026 (the “Record Date”) as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record on that date will be entitled to vote. Proxies will be voted as specified in the stockholder’s proxy. In the absence of specific instructions, proxies will be voted in accordance with the Company’s recommendations and in the discretion of the proxy holders on any other matter which properly comes before the meeting or any adjournment or postponement thereof. The Board has selected Mitchell P.
Rales and Shyam P. Kambeyanda to act as proxies with full power of substitution.
Any stockholder of record giving a proxy has the power to revoke the proxy at any time before it is exercised by either
(i) delivering a written notice of revocation to ESAB Corporation at 909 Rose Avenue, 8th Floor, North Bethesda, Maryland
20852, Attn: Corporate Secretary, (ii) delivering prior to the Annual Meeting a properly executed and subsequently dated proxy, or (iii) virtually attending and voting at the Annual Meeting. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. A beneficial stockholder who owns common stock in street name, meaning through a bank, broker or other nominee, should contact that entity to revoke a previously given proxy.
The Company will bear the total expense of this solicitation, including reimbursement paid to brokerage firms and others for their expenses in forwarding material regarding the Annual Meeting to beneficial owners. Solicitation of proxies may be made personally or by mail, telephone, Internet, e-mail or facsimile by officers and other management employees of the
Company, who will receive no additional compensation for their services.
The holders of shares of the Company’s common stock are entitled to vote at the Annual Meeting. As of the Record Date,
60,881,522 shares of the Company’s common stock were outstanding. Each outstanding share of the Company’s common stock entitles the holder to one vote on all matters brought before the Annual Meeting.
A list of stockholders of record as of the Record Date will be available for inspection during ordinary business hours at our corporate headquarters located at 909 Rose Avenue, 8th Floor, North Bethesda, Maryland 20852, for 10 days prior to the date of our Annual Meeting. The list will also be available for inspection at the Annual Meeting.
The quorum necessary to conduct business at the Annual Meeting consists of a majority of voting stock of the Company’s stock outstanding on the Record Date and entitled to vote at the Annual Meeting, either present in person or by remote communication or represented by proxy. Abstentions and broker non-votes (described below) are counted for purposes of determining the presence or absence of a quorum. In accordance with the Company’s Amended and Restated Bylaws (the
“Bylaws”), a director nominee is elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election (with abstentions not counted as a vote cast either for or against that nominee’s election).
However, if the Secretary of the Company determines that the number of director nominees exceeds the number of directors to be elected as of the record date for the annual meeting, the directors will be elected by a plurality of the votes cast. If directors are to be elected by a plurality of the votes cast, stockholders are not permitted to vote against a nominee.
Pursuant to our Corporate Governance Guidelines, incumbent directors nominated for election by the Board are required to tender a conditional, irrevocable letter of resignation to the Board. In the event that a nominee for director does not receive the required vote for re-election at the Annual Meeting, the Board will promptly consider whether to accept or reject the conditional resignation of that nominee, or whether other action should be taken. The Board will then take action within 90 days following the certification of election results and will promptly disclose its decision by filing a Current Report on Form 8-
K with the SEC.
The affirmative vote of the holders of a majority of the votes cast is required for ratification of the appointment of Ernst &
Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and for approval of the advisory vote to approve the compensation of our NEOs.

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2026 Proxy Statement

Abstentions will not be counted in determining the outcome of the vote for the election of directors, the ratification of the appointment of Ernst & Young LLP or the advisory vote to approve the compensation of our NEOs.
Under the rules of the NYSE, if your broker or certain other nominees hold your shares, that organization is not permitted to vote your shares on certain matters, including the election of directors, and may determine not to vote your shares at all, unless you provide voting instructions. To ensure that your vote will be counted on all matters, we encourage you to provide instructions to your broker or other nominee on how to vote your shares. If you are a beneficial owner of shares held in street name and do not provide your broker or other nominee instructions on how to vote your shares, and the broker or nominee elects to vote your shares on some but not all matters, it will result in a “broker non-vote” for the matters on which the broker does not vote. Broker non-votes will not be counted in determining the outcome of any matter (including election of directors, the ratification of the appointment of Ernst & Young LLP or the advisory vote to approve the compensation of our NEOs) on which the broker does not vote.
Only stockholders as of the Record Date are entitled to attend the Annual Meeting. To attend the Annual Meeting, stockholders of record must go to the meeting website at www.virtualshareholdermeeting.com/ESAB2026 and enter the control number found on the proxy card or the Notice previously received. If you are a beneficial stockholder who owns common stock in street name, meaning through a bank, broker or other nominee, and your voting instruction form or Notice indicates that you may vote those shares through the www.proxyvote.com website, then you may attend the Annual Meeting using the 16-digit control number indicated on that voting instruction form or Notice. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the Annual
Meeting) and obtain a “legal proxy” in order to be able to attend the Annual Meeting. Once admitted, during the Annual
Meeting, stockholders may vote, submit questions and view the list of stockholders entitled to vote at the Annual Meeting by following the instructions available on the meeting website.

78
2026 Proxy Statement

Stockholder Proposals and Nominations
Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials. To be considered for inclusion in next year’s proxy statement pursuant to Rule 14a-8 of the Exchange Act, stockholder proposals must be received by our Corporate Secretary at our principal executive offices no later than the close of business on November 27,
2026.
Requirements for Stockholder Director Nominations or Proposals for Other Business to be Brought Before an Annual
Meeting. Our Bylaws provide that, for a stockholder to nominate a candidate for election to the Board or propose any other business to be considered at an annual meeting other than through a proposal presented pursuant to Rule 14a-8 of the
Exchange Act, the stockholder must have given timely notice thereof in writing to the Secretary of the Company at ESAB
Corporation, 909 Rose Avenue, 8th Floor, North Bethesda, Maryland 20852, Attn: Corporate Secretary. To be timely for an annual meeting, the stockholder’s notice must be delivered to or mailed and received by the Secretary not less than 90 days nor more than 120 days before the anniversary date of the preceding annual meeting; accordingly, for the 2027 annual meeting, notice must be delivered to or mailed and received by the Secretary no later than the close of business on
February 7, 2027 and no earlier than January 8, 2027. However, if the annual meeting is set for a date that is more than 30 days before or more than 60 days after such anniversary, the Company must receive the notice not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day when the Company first publicly discloses the annual meeting date. Such notice must provide the information required by Section 2.4 of our Bylaws with respect to each matter, other than stockholder nominations of directors, that the stockholder proposes to bring before the annual meeting. Notice of stockholder nominations must provide the information required by Section 2.5 of our Bylaws.
Director Nominations under Rule 14a-19. To comply with the universal proxy rules, if a stockholder intends to solicit proxies in support of director nominees submitted under the Company’s advance notice provisions set forth in Section 2.4 of our
Bylaws, the proper written notice that sets forth all information required by Rule 14a-19 under the Exchange Act must be received by the Secretary of the Company at ESAB Corporation, 909 Rose Avenue, 8th Floor, North Bethesda, Maryland
20852, Attn: Corporate Secretary, by March 9, 2027 (or, if the 2026 annual meeting is set for a date that is more than 30 days before or more than 30 days after such anniversary, then notice must be provided not later than the close of business on the later of the 60th day prior to the 2026 annual meeting or the tenth day following the day when the Company first publicly discloses the 2026 annual meeting date). The notice requirement under Rule 14a-19 is in addition to the applicable advance notice requirements under our Bylaws as described above.
Delivery of Documents to Stockholders Sharing an
Address
SEC rules permit the delivery of a single copy of a company’s annual report and proxy statement, or notice of internet availability of proxy materials, as applicable, to any household at which two or more stockholders reside if they appear to be members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive, reduces mailing and printing expenses and conserves natural resources.
The broker, bank or other nominee for any stockholder who is a beneficial owner of the Company’s stock may deliver only one copy of the Company’s Annual Report to Stockholders and Proxy Statement, or the Company’s Notice, as applicable, to multiple stockholders who share the same address, unless that broker, bank or other nominee has received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of the Company’s Annual Report to Stockholders and Proxy Statement, or the Company’s Notice, as applicable, to any stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the Company’s Annual Report to Stockholders and Proxy Statement, or the Company’s Notice,
as applicable, now or in the future, should submit a written request to Investor Relations, ESAB Corporation, 909 Rose
Avenue, 8th Floor, North Bethesda, Maryland 20852 or call (301) 323-9099 and ask for Investor Relations. Beneficial owners sharing an address who are receiving multiple copies of the Company’s Annual Report to Stockholders and Proxy
Statement, or the Company’s Notice, as applicable, and wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

79
2026 Proxy Statement

Additional Information
A copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2025 has been made available concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting.
The Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material.
The Company filed its Annual Report on Form 10-K with the SEC on February 20, 2026. The Company will mail without charge, upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended
December 31, 2025, including financial statements but excluding exhibits. Exhibits, if requested, will be furnished upon the payment of a fee determined by the Company, such fee to be limited to the Company’s reasonable expenses in furnishing the requested exhibit or exhibits. Please send a written request to Investor Relations, ESAB
Corporation, 909 Rose Avenue, 8th Floor, North Bethesda, Maryland 20852, or access these materials on the
Company’s website at www.esabcorporation.com on the Investors page.
Other Matters
As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies returned to us will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.
By Order of the Board of Directors
Lauren Wansor Galbraith
Corporate Secretary

■ANNEX A
Non-GAAP Financial Measures and Other Adjustments
ESAB has provided in this document measures that have not been prepared in accordance with accounting principles generally accepted in the United States (“non-GAAP”). ESAB presents some of these non-GAAP financial measures including and excluding Russia due to economic and political volatility caused by the war in
Ukraine, which results in enhanced investor interest in this information. Core non-GAAP financial measures excludes Russia for the year ended December 31, 2025. These non-GAAP financial measures may include one or more of the following: adjusted net income from continuing operations, Core adjusted net income from continuing operations, adjusted EBITDA (earnings before interest, taxes, Restructuring and other related charges, acquisition-amortization and other related charges and depreciation and other amortization), Core adjusted EBITDA and adjusted free cash flow.
Adjusted net income from continuing operations represents Net income from continuing operations attributable to ESAB Corporation, excluding Restructuring and other related charges and acquisition-amortization and other related charges. Adjusted net income includes the tax effect of non-GAAP adjusting items at applicable tax rates and excludes the impact of discrete tax charges or gains in each period. Adjusted net income per diluted share from continuing operations is a calculation of adjusted net income from continuing operations over the weighted-
average diluted shares outstanding. ESAB also presents Core adjusted net income from continuing operations and Core adjusted net income per share - diluted from continuing operations, which are subject to the same adjustments as adjusted net income from continuing operations and adjusted net income per share - diluted from continuing operations, further removing the impact of Russia for the year ended December 31, 2025.
Adjusted EBITDA excludes from Net income from continuing operations the effect of Income tax expense,
Interest expense and other, net, Restructuring and other related charges, acquisition-amortization and other related charges and depreciation and other amortization. ESAB presents adjusted EBITDA margins, which are subject to the same adjustments as adjusted EBITDA. ESAB also presents Core adjusted EBITDA and Core adjusted EBITDA margins, which are subject to the same adjustments as adjusted EBITDA and adjusted
EBITDA margins, respectively, further removing the impact of Russia for the year ended December 31, 2025.
Adjusted free cash flow represents cash flows from operating activities excluding cash outflows related to discontinued operations and acquisition-related payments less Purchases of property, plant and equipment.
Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to GAAP results has been provided in the financial tables included in this document.

Year Ended December 31, 2025
Adjusted Net Income	(Dollars in millions)(1)
Net income from continuing operations (GAAP)	$259.1
Less: Income attributable to noncontrolling interest, net of taxes	6.5
Net income from continuing operations attributable to ESAB Corporation (GAAP)	252.6
Restructuring and other related charges – pretax(2)	27.8
Acquisition - amortization and other related charges – pretax(3)	72.1
Tax effect on the above items(4)	(25.1)
Discrete tax adjustments(5)	5.9
Adjusted net income from continuing operations (non-GAAP)	333.2
Adjusted net income from continuing operations attributable to Russia (non- GAAP)(6)	(8.8)
Core adjusted net income from continuing operations (non-GAAP)	324.4

Adjusted Net Income Per Share
Net income per share - diluted from continuing operations (GAAP)	4.10
Restructuring and other related charges – pretax(2)	0.45
Acquisition - amortization and other related charges – pretax(3)	1.18
Tax effect on the above items(4)	(0.41)
Discrete tax adjustments(5)	0.10
Adjusted net income per share - diluted from continuing operations (non- GAAP)	5.41
Adjusted net income per share - diluted from continuing operations attributable to Russia (non-GAAP)(6)	(0.14)
Core adjusted net income per share - diluted from continuing operations (non-GAAP)	$5.27
__________
(1)Numbers may not sum due to rounding.
(2)Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses and other costs in connection with the closure and optimization of facilities and product lines.
(3)Includes transactions expenses, amortization of intangibles, fair value charges on acquired inventories and integration expenses.
(4)This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the proceeding line items of the table. ESAB estimates the tax effect of each adjustment item by applying ESAB’s overall estimated effective tax rate to the pretax amount, unless the nature of the item and/or tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment.
(5)Discrete tax adjustments relate to a tax law change in a foreign jurisdiction.
(6)Represents Russia contribution for the year ended December 31, 2025.

Year Ended December 31, 2025
(Dollars in millions)(1)
Net income from continuing operations (GAAP)	$259.1
Income tax expense	69.2
Interest expense and other, net	83.9
Operating income (GAAP)	412.2
Adjusted to add:
Restructuring and other related charges(2)	27.8
Acquisition - amortization and other related charges(3)	72.1
Depreciation and other amortization	47.7
Adjusted EBITDA (non-GAAP)	559.7
Adjusted EBITDA attributable to Russia (non-GAAP)(4)	19.7
Core adjusted EBITDA (non-GAAP)	$540.0
Adjusted EBITDA margin (non-GAAP)	19.7%
Core adjusted EBITDA margin (non-GAAP)(5)	20.0%
__________
(1)Numbers may not sum due to rounding.
(2)Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses and other costs in connection with the closure and optimization of facilities and product lines.
(3)Includes transactions expenses, amortization of intangibles, fair value charges on acquired inventories and integration expenses.
(4)Numbers calculated following the same definition as Adjusted EBITDA for total Company.
(5)Excludes Russia related sales of $142.2 million for the year ended December 31, 2025.

Year Ended December 31, 2025
(Dollars in millions)
Net cash provided by operating activities (GAAP)	$260.6
Purchases of property, plant and equipment (GAAP)	(47.3)
Payments related to discontinued operations	14.9
Acquisition-related payments(1)	17.9
Adjusted free cash flow (non-GAAP)	$246.1
__________
(1)Represents payments related to due diligence, transaction and other related costs.

ESAB CORPORATION

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 7, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ESAB2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 7, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V87395-P46450-Z92088

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ESAB CORPORATION

The Board of Directors recommends you vote FOR each of the nominees listed below:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Mitchell P. Rales	☐	☐	☐
1b. Shyam P. Kambeyanda	☐	☐	☐
1c. Melissa Cummings	☐	☐	☐
1d. Rhonda L. Jordan	☐	☐	☐
1e. Robert S. Lutz	☐	☐	☐
1f. Sébastien Martin	☐	☐	☐
1g. Stephanie M. Phillipps	☐	☐	☐
1h. Didier Teirlinck	☐	☐	☐
1i. Rajiv Vinnakota	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	**For**	**Against**	**Abstain**
2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐
3. To approve on an advisory basis the compensation of our named executive officers.	☐	☐	☐

NOTE: I authorize the proxies to vote according to their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of 2026 Annual Meeting and Proxy Statement and 2025 Annual Report on Form 10-K are available at www.proxyvote.com.

V87396-P46450-Z92088

STOCKHOLDERS' PROXY SOLICITED BY THE BOARD OF DIRECTORS OF ESAB CORPORATION

Mitchell P. Rales and Shyam P. Kambeyanda, or either of them, each with the full power of substitution, are hereby authorized to represent and to vote all of the shares of ESAB CORPORATION common stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of ESAB CORPORATION to be held virtually at 3:00 p.m., Eastern Time, on Friday, May 8, 2026 at www.virtualshareholdermeeting.com/ESAB2026 and at any adjournment or postponement of the meeting.

If this proxy is properly executed, the above named proxies will vote the shares represented hereby as directed on the other side of this card, and if no such direction is made, the above named proxies will vote "FOR" the election of all the nominees listed under Proposal 1 and "FOR" Proposals 2 and 3. The above named proxies may vote according to their discretion on any other matter which may properly come before the meeting or any adjournment or postponement thereof (including, if applicable, on any matter which the Board of Directors did not know would be presented at the meeting by a reasonable time before the proxy solicitation was made or for the election of a person to the Board of Directors if any nominee named in Proposal 1 becomes unable to serve or for good cause will not serve). The undersigned may revoke this proxy prior to its exercise.

Please fill the appropriate boxes, sign and date on the other side of this card.